UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

BUMBLE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

bumble
BUMBLE INC.
PROXY STATEMENT
2022

Our mission is to create a world where all relationships are healthy and equitable.

Letter to Shareholders	April 22, 2022

Dear Stockholder:

I am pleased to invite you to our 2022 Annual Meeting of Stockholders on Tuesday, June 7, 2022 at 12:00 p.m. Eastern Time. We have planned for this year’s event to be virtual-only. You can access the meeting at www.virtualshareholdermeeting.com/BMBL2022.

As CEO of Bumble Inc. and Founder of the Bumble app, I am deeply committed to our mission to make relationships healthy and equitable and am honored every day to work with our team, our customers and to be part of the Bumble community. It’s been just over a year since we went public, a year when the world was experiencing profound upheaval and uncertainty. I am incredibly proud of the way that our company has been nimble and proactive in navigating unprecedented challenges and shifts in our customers’ needs. Through it all, we’ve learned that now, more than ever, people all over the world need love and connection – and our success and the growth of our business is closely tied to this demand. I applaud our team for executing against our strategy and thank our Board and management for their continued excellence in leadership.

As we concluded 2021, Bumble app was the third most downloaded dating app globally, up from #7 in early 2020, and Badoo remains the second most downloaded dating app in the world. Additionally, we welcomed Fruitz earlier this year, adding an exciting and rapidly growing dating app that’s captured the attention of the highly sought after Gen Z audience. By staying focused on growing revenue and our commitment to our user experience, we’ve seen our products resonate deeper in our existing markets as well as new international regions such as Latin America, EMEA and Southeast Asia, for example.

On behalf of the Board, our executive leadership team and every one of our employees worldwide, we offer our sincere thanks for your continued support and investment in Bumble Inc. I am so proud of our team’s ongoing focus, hard work and discipline as demonstrated by our execution of our strategic priorities. The future of our business is one with great opportunities and exciting new challenges.

Whether or not you plan to attend the Annual Meeting virtually, we encourage you to vote. You may vote by telephone or online, or, if you requested to receive printed proxy materials, by completing, signing, dating and returning the enclosed proxy card or voting instruction form. We thank you for your trust in our team and belief in our mission, and we’re honored to have you join us on this exciting journey.

Kindly, WHITNEY WOLFE HERD Founder and Chief Executive Officer

2022 PROXY STATEMENT

Notice of Annual

Meeting of Stockholders

Date and Time

Tuesday, June 7, 2022 at 12:00 p.m. Eastern Time

Virtual Location

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Bumble Inc., which will be held virtually at www.virtualshareholdermeeting.com/BMBL2022. You will need to have your 16-Digit Control Number included on your proxy card or the instructions that accompanied your proxy materials in order to join the Annual Meeting.

Items of Business

1.	To elect the four Class I director nominees listed in the Proxy Statement.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.

3.	To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date

You may vote at the Annual Meeting if you were a stockholder of Bumble Inc. Class A or Class B common stock as of the close of business on April 11, 2022.

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible, so that the shares may be represented at the Annual Meeting.

How to Vote

Vote In Advance of the Meeting

BY INTERNET

•  Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

•  You will need the 16-digit number included on your Notice of Internet Availability of Proxy Materials or on your proxy card.

BY TELEPHONE

•  From a touch-tone telephone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

•  You will need the 16-digit number included on your Notice of Internet Availability of Proxy Materials or on your proxy card in order to vote by telephone.

BY MAIL

•  If you have not already received a proxy card, you may request a proxy card from us by following the instructions on your Notice of Internet Availability of Proxy Materials.

•  Mark your selections on the proxy card.

•  Date and sign your name exactly as it appears on your proxy card.

•  Mail the proxy card in the enclosed postage-paid envelope provided to you.

Vote Online During the Meeting

BY INTERNET
• See page 3 of this Proxy Statement for details on voting your shares online during the Annual Meeting at www.virtualshareholdermeeting.com/BMBL2022.

This notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about April 22, 2022.

By Order of the Board of Directors,

LAURA FRANCO

Chief Legal and Compliance Officer

and Secretary

April 22, 2022

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 7, 2022: This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021 are available free of charge at proxyvote.com or our Investor Relations website at https://ir.bumble.com. A list of stockholders of record at the close of business on April 11, 2022 will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 1105 West 41st Street, Austin, TX 78756, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/BMBL2022.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

2022 PROXY STATEMENT

2022 PROXY STATEMENT

Questions and Answers about the

Proxy Materials and the Annual Meeting

Why am I being provided with these materials?

We are providing this proxy statement (the “Proxy Statement”) to you in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Bumble Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on June 7, 2022 (the “Annual Meeting”) and at any postponements or adjournments of the Annual Meeting. We either (1) mailed you a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) notifying each stockholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (referred to as the “Proxy Materials”) or (2) mailed you a paper copy of the Proxy Materials and a proxy card in paper format. If you have not received, but would like to receive, a paper copy of the Proxy Materials and a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability. Except where the context requires otherwise, references to “Bumble,” “the Company,” “we,” “us” and “our” refer to Bumble Inc.

What am I voting on?

There are two proposals scheduled to be voted on at the Annual Meeting:

•	Proposal No. 1: Election of the four Class I director nominees listed in this Proxy Statement.

•	Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.

Who is entitled to vote?

Stockholders as of the close of business on April 11, 2022 (the “Record Date”) may vote at the Annual Meeting or any postponement or adjournment thereof. As of that date, there were 129,520,519 shares of our Class A common stock and 20 shares of our Class B common stock outstanding.

In general, holders of shares of our Class A common stock are entitled to one vote for each share of Class A common stock held as of the Record Date and holders of our Class B common stock are entitled, without regard to the number of shares of Class B common stock held by such holder, to one vote for each Common Unit (as defined below) of Buzz Holdings L.P., a Delaware limited partnership (“Bumble Holdings”) held as of the Record Date.

This includes shares:

•	Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”); and

•	Held for you in an account with a broker, bank or other nominee (shares held in “street name”).

Notwithstanding the foregoing, unless they elect otherwise, each of Whitney Wolfe Herd, our Founder and Chief Executive Officer, and affiliates of Blackstone Inc. (“Blackstone” or “our Sponsor”), to whom we refer to collectively as our “Principal Stockholders,” have outsized voting rights as follows. Each Principal Stockholder that holds Class A common stock is entitled to ten votes for each share of Class A common stock held as of the Record Date and each Principal Stockholder that holds Class B common stock is entitled, without regard to the number of shares of Class B common stock held by such Principal Stockholder, to a number of votes equal to 10 times the aggregate number of Common Units (including Common Units issued upon conversion of vested Incentive Units (as defined below)) of Bumble Holdings held by such Principal Stockholder as of the Record Date.

“Class B Units” refers to the interests in Bumble Holdings called “Class B Units” that were outstanding prior to the Reclassification.

2022 PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

“Common Units” refers to the new class of units of Bumble Holdings created by the Reclassification and does not include Incentive Units.

“Incentive Units” refers to the new class of units of Bumble Holdings created by the reclassification of the Class B Units in the Reclassification. The Incentive Units are “profit interests” having economic characteristics similar to stock appreciation rights and having the right to share in any equity value of Bumble Holdings above specified participation thresholds. Vested Incentive Units may be converted to Common Units and be subsequently exchanged for shares of Class A common stock.

“IPO” refers to our initial public offering of Class A common stock, which was completed on February 16, 2021.

“Reclassification” refers to the reclassification of the limited partnership interests of Bumble Holdings in connection with the IPO pursuant to which certain outstanding Class A units were reclassified into a new class of limited partnership interests that we refer to as “Common Units” and certain outstanding Class B Units were reclassified into a new class of limited partnership interests that we refer to as “Incentive Units.”

What constitutes a quorum?

The presence in person or by proxy of stockholders holding a majority in voting power of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting constitutes a quorum for the Annual Meeting. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum.

How many votes are required to approve each proposal?

Under our Amended and Restated Bylaws (the “Bylaws”), directors are elected by a plurality vote, which means that the director nominees with the greatest number of votes cast, even if less than a majority, will be elected. There is no cumulative voting.

Under our Bylaws, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 (Proposal No. 2) requires the vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy and entitled to vote at the Annual Meeting. It is important to note that the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 (Proposal No. 2) is non-binding and advisory. While the ratification of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise, if our stockholders fail to ratify the selection, we will consider it notice to the Board and the Audit and Risk Committee to consider the selection of a different firm.

Ms. Wolfe Herd and Blackstone have informed the Company that they intend to vote in favor of the nominees named in this Proxy Statement and in favor of Proposal No. 2. Because of their collective voting power, these nominees are assured election and Proposal No. 2 is assured passage.

What is a “broker non-vote”?

A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. Under current Nasdaq listing rules, Proposal No. 1 is considered a non-routine matter, and a broker will lack the authority to vote uninstructed shares at their discretion on this proposal. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

How are votes counted?

With respect to the election of directors (Proposal No. 1), you may vote “FOR” or “WITHHOLD” with respect to each nominee. Votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director because directors are elected by plurality voting. Broker non-votes will have no effect on the outcome of Proposal No. 1.

2

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

With respect to the ratification of our independent registered public accounting firm (Proposal No. 2), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are counted as a vote “AGAINST” this proposal. There are no broker non-votes with respect to Proposal No. 2, as brokers are permitted to exercise discretion to vote uninstructed shares on this proposal.

If you sign and submit your proxy card without providing voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to each of the Proposals.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

•	“FOR” each of the Class I director nominees set forth in this Proxy Statement; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.

Who will count the vote?

Our independent inspector of elections, Broadridge Financial Services, Inc. will tabulate votes cast by proxy or electronically during the meeting. We expect to publish the final vote tabulation on the 2022 Annual Meeting section of our Investor Relations website at https://ir.bumble.com within one business day after the Annual Meeting. We will also report the results in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

How do I vote my shares without attending the Annual Meeting?

If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:

•

By Internet—You may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your Notice of Internet Availability or your proxy card in order to vote by Internet.

•

By Telephone—You may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your Notice of Internet Availability or on your proxy card in order to vote by telephone.

•

By Mail—If you have received a proxy card, you may vote by mail by signing and dating the enclosed proxy card where indicated and by returning the card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on June 6, 2022, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than June 6, 2022.

If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

How do I attend and vote my shares at the Virtual Annual Meeting?

This year’s Annual Meeting will be a completely “virtual” meeting of stockholders. You may attend the Annual Meeting via the Internet. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/BMBL2022. If you virtually attend the Annual Meeting you can vote your shares electronically, and submit your questions during the Annual Meeting, by visiting

2022 PROXY STATEMENT	3

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

www.virtualshareholdermeeting.com/BMBL2022. A summary of the information you need to attend the Annual Meeting and vote via the Internet is provided below:

•	instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/BMBL2022;

•	assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/BMBL2022 on the day of the Annual Meeting;

•	stockholders may vote and submit questions while attending the Annual Meeting via the Internet; and

•

you will need the 16-digit number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.

Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live annual meeting?

The Annual Meeting will be held in a virtual-only meeting format and will be conducted via live audio webcast. The online meeting format for the Annual Meeting will facilitate full and equal participation by all our stockholders from any place in the world at little to no cost, while allowing us to support the health and well-being of our stockholders and employees.

We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We plan to take the following steps to provide for such an experience:

•	providing stockholders with the ability to submit appropriate questions up to 15 minutes in advance of the meeting;

•	providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and

•	answering as many questions submitted in accordance with the meeting rules of conduct as appropriate in the time allotted for the meeting.

How do I vote online during the Annual Meeting?

Whether you are a stockholder of record, or you hold your shares through a broker, bank or other nominee (also referred to as holding your shares in “street name”), you may vote your shares by attending the Annual Meeting online and following the on-screen voting instructions. You will need the 16-digit number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log in page. Technical support will be available starting at 11:45 a.m. Eastern Time on Tuesday, June 7 and until the meeting has finished.

What does it mean if I receive more than one Notice of Internet Availability or proxy card on or about the same time?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please vote once for each Notice of Internet Availability or proxy card you receive.

4

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

May I change my vote or revoke my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•	voting by Internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 6, 2022;

•	submitting a properly signed proxy card, which has a later date than your previous vote, and that is received no later than June 6, 2022;

•	attending the virtual Annual Meeting and voting in person; or

•	delivering a written statement to that effect to our Secretary at the Company’s principal executive offices, provided such statement is received no later than June 6, 2022.

If you hold shares in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy, the named proxies will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees of the Company (for no additional compensation) in person or by telephone, e-mail or facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

What is the mailing address of the Company’s principal executive offices?

Our mailing address is 1105 West 41st Street, Austin, TX 78756.

2022 PROXY STATEMENT	5

The Board of Directors and

Certain Governance Matters

Our Board of Directors directs and oversees the management of our business and affairs and has three standing committees: the Audit and Risk Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Director Independence and Independence Determinations

Under our Corporate Governance Guidelines and Nasdaq rules, a director is not independent unless our Board of Directors affirmatively determines that he or she does not have a material relationship with us or any of our subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with us or any of our subsidiaries).

Our Corporate Governance Guidelines define an “independent” director in accordance with Rule 5605(a)(2) of the Nasdaq Stock Market (“Nasdaq”). In addition, members of the Audit and Risk Committee and the Compensation Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards. Our Corporate Governance Guidelines require our Board of Directors to review the independence of all directors at least annually, after taking into consideration the recommendation of the Nominating and Corporate Governance Committee.

In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the Nasdaq independence definition, our Board of Directors will determine, considering all relevant facts and circumstances, whether such relationship is material.

Our Board of Directors has affirmatively determined that each of Ms. Mather, Ms. Anderson, Ms. Atchison, Mr. Bavishi, Mr. Bromberg, Ms. Griffin, Mr. Korngold, Ms. Morgan, Ms. Steele and Ms. Thomas-Graham qualifies as an independent director under Nasdaq listing standards, including with respect to committee service. In addition, our Board of Directors has affirmatively determined that each of Ms. Atchison, Ms. Steele and Ms. Thomas-Graham is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each of Mr. Korngold, Ms. Steele and Ms. Thomas-Graham is “independent” for purposes of Section 10C(a)(3) of the Exchange Act. There are no family relationships among any of our directors or executive officers.

Executive Sessions

In accordance with our Corporate Governance Guidelines, our non-management members of the Board meet in executive session, without management present, at least twice a year (and at such other times as the Board deems appropriate). In addition, our independent directors that are not affiliated with our Sponsor meet from time to time in a private session that excludes management and any Sponsor-affiliated directors. Our Chair presides at the executive sessions.

Board and Committee Self-Evaluations

In accordance with our Corporate Governance Guidelines, the Board, acting through the Nominating and Corporate Governance Committee and with the assistance of our Chair, conducts a self-evaluation annually to determine whether it and its committees are functioning effectively. Such evaluation may include consideration of the individual performance of directors serving on our Board. The Nominating and Corporate Governance Committee will also review the overall process to consider and determine the optimal method for conducting the evaluation.

6

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Leadership Structure

Ann Mather has served as the Chair of our Board since March 2020. Our Founder, Whitney Wolfe Herd, has served as our Chief Executive Officer since January 2020. As provided in our Corporate Governance Guidelines, the Board does not have a policy on whether or not the roles of Chair and Chief Executive Officer should be separate. Accordingly, the Board of Directors believes that it should be free to make a choice from time to time regarding a leadership structure that is in the best interests of the Company and its stockholders. At this time, the Board believes that separating the Chair and Chief Executive Officer roles is appropriate and best serves the needs of Bumble’s business, allowing the Company to benefit from Ms. Mather’s extensive experience in finance and operations of technology companies and public company governance matters, while leveraging Ms. Wolfe Herd’s exceptional industry knowledge and passion to focus on business execution.

Communications with the Board

As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with the chairperson of any of the Audit and Risk, Compensation or Nominating and Corporate Governance Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Company’s Chief Legal and Compliance Officer, Bumble Inc., 1105 West 41st Street, Austin, Texas 78756, who will forward such communications to the appropriate party. Such communications may also be sent by email to clo@team.bumble.com. Communications may be made confidentially or anonymously.

Board Committees and Meetings

Each of the Audit and Risk Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under a charter that has been approved by our Board of Directors. The composition and responsibilities of each committee are described below. Our Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

The following table summarizes the current membership of each of the Board’s Committees.

	AUDIT AND RISK COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

R. Lynn Atchison

Jonathan C. Korngold

Ann Mather

Jennifer B. Morgan

Elisa A. Steele

Pamela A. Thomas-Graham

KEY

 = Chairperson

 = Member

All directors are expected to make their best effort to attend all meetings of the Board, meetings of the committees of which they are members and the Annual Meeting of Stockholders. During the year ended December 31, 2021, the Board held five meetings, the Audit and Risk Committee held four meetings, the Compensation Committee held four meetings and the Nominating and Corporate Governance Committee held one meeting. During fiscal 2021, all of our directors attended at least 75% of the meetings of the Board and committees during the time in which he or she served as a member of the Board or such committee.

Audit and Risk Committee

All members of the Audit and Risk Committee have been determined to be “independent,” consistent with our Audit and Risk Committee charter, Corporate Governance Guidelines, SEC rules and Nasdaq listing standards

2022 PROXY STATEMENT	7

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

applicable to boards of directors in general and audit committees in particular. Our Board of Directors has also determined that each of the members of the Audit and Risk Committee is “financially literate” within the meaning of the listing standards of the Nasdaq. In addition, our Board of Directors has determined that Ms. Atchison qualifies as an audit committee financial expert as defined by applicable SEC regulations.

The duties and responsibilities of the Audit and Risk Committee are set forth in its charter, which may be found on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com, and include assisting the Board of Directors in overseeing the following:

•	the quality and integrity of our financial statements, our financial reporting process and our systems of internal accounting and financial controls;

•	our compliance with legal and regulatory requirements;

•	the independent auditor’s qualification, performance and independence;

•	the performance of our internal audit function;

•	the evaluation of risk assessment and risk management issues, particularly with respect to financial risk exposure; and

•	our technology security and data privacy programs.

For additional information on the Audit and Risk Committee’s role and its oversight of the independent auditor during 2021, see “Report of the Audit Committee.”

Nominating and Corporate Governance Committee

Each of Mses. Mather, Morgan and Steele has been determined to be “independent” as defined by our Corporate Governance Guidelines and Nasdaq listing standards.

The duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which may be found on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com, and include the following:

•

identifying individuals qualified to become members of our Board of Directors, and selecting, or recommending that our Board of Directors select, the director nominees for each annual meeting of stockholders or to otherwise fill vacancies or newly created directorships on the Board of Directors;

•	reviewing and recommending to our Board of Directors committee structure, membership and operations;

•	overseeing the evaluation of the performance of our Board of Directors and management;

•	making recommendations to the Board on director compensation matters;

•	reviewing significant shareholder relations issues, and environmental and corporate social responsibility matters; and

•	reviewing developments in corporate governance practices and developing and recommending to our Board of Directors a set of corporate governance guidelines applicable to us.

With respect to director compensation, our Nominating and Corporate Governance Committee reviews and recommends to the full Board of Directors the compensation of non-management directors, and the full Board then reviews these recommendations and makes a final determination on the compensation of our non-management directors.

Compensation Committee

Each of Mr. Korngold, Ms. Steele and Ms. Thomas-Graham has been determined to be “independent” as defined by our Corporate Governance Guidelines and Nasdaq listing standards applicable to boards of directors in general and compensation committees in particular.

8

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

The duties and responsibilities of the Compensation Committee are set forth in its charter, which may be found on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com, and include the following:

•	oversight of our executive compensation policies and practices;

•

reviewing and approving, or recommending to the Board of Directors, matters related to the compensation of our Chief Executive Officer and our other executive officers, including annual base salary, bonus and equity-based incentives and other benefits; and

•	overseeing administration and monitoring of our incentive and equity-based compensation plans.

Our Compensation Committee makes the final determination regarding the annual compensation of our Chief Executive Officer and our other executive officers, taking into consideration, among other things, each individual’s performance and contributions to the Company. As part of the Compensation Committee’s compensation setting process, the Chief Executive Officer will make recommendations to the Compensation Committee regarding compensation for executive officers other than herself, and the Compensation Committee may also invite other Company employees from time to time to make presentations, provide financial or other background information or advice or to otherwise participate in meetings. Our Chief Executive Officer and other executive officers do not participate in the determination of their own respective compensation or the compensation of directors.

The Compensation Committee currently retains the independent compensation consulting firm Mercer (US) Inc. and Mercer Consulting (Australia) Pty Ltd (collectively, “Mercer”) to advise the Committee in its review of senior executive compensation. In February 2022, the Compensation Committee assessed the independence of Mercer and determined that the firm’s work for the Committee did not raise any conflicts of interest.

Corporate Governance Guidelines

Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe our Board of Directors’ views and policies on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by our Nominating and Corporate Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by our Board of Directors.

Our Corporate Governance Guidelines and other corporate governance information are available on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com.

Code of Conduct and Supplemental Code of Ethics for Senior Financial Officers

We have adopted a Code of Conduct, which sets forth the standards for ethical conduct, that applies to all of our directors, officers and employees. The Code of Conduct, which is available on our website at https://ir.bumble.com and on our intranet sites, sets forth our policies and expectations on a number of topics, including compliance with laws, conflicts of interest, use of our assets, business conduct and fair dealing, as well as our commitment to providing a safe, inclusive and supportive workplace environment free from harassment. As part of our compliance and ethics program, we are working to implement an online Code of Conduct training program which we expect to initiate in May 2022. The Code of Conduct provides a number of avenues to report openly, or anonymously (in the case of employees), any accounting allegation, compliance allegation (including non-compliance with applicable legal and regulatory requirements or the Code of Conduct), or retaliatory act, including through the telephone hotlines or website managed by EthicsPoint, our outside independent service provider, or by email to our Chief Legal and Compliance Officer or our Audit and Risk Committee, in each case at the telephone numbers and email addresses listed in the Code of Conduct.

We have also adopted a Supplemental Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, President and all senior financial officers, including the Chief Financial Officer and principal accounting officer. The Supplemental Code of Ethics, which is available on our website at https://ir.bumble.com and on our intranet sites, addresses matters specific to those senior financial positions

2022 PROXY STATEMENT	9

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The senior financial officers are also required to comply with the Code of Conduct.

Each of our Code of Conduct and our Supplemental Code of Ethics for Senior Financial Officers qualifies as a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website. The information contained on, or accessible from, our website is not part of this Proxy Statement.

Oversight of Risk Management

The Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through regular reporting by the Audit and Risk Committee. The Audit and Risk Committee represents the Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements and our enterprise risk management program. Through its regular meetings with management, including the finance, legal and internal audit functions, the Audit and Risk Committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors.

In addition, our Board receives periodic detailed operating performance reviews from management. Our Chief Information Security Officer provides quarterly updates to the Audit and Risk Committee, as well as an annual report to the Board, regarding a range of cybersecurity activities that meet our risk treatment objectives and regulatory requirements while maintaining the confidentiality and integrity of information, including customer information under our custody. Our information security management system takes a risk-based approach to cybersecurity and consists of various programs, including secure software development, operational security, vulnerability management and security education. Our threat detection capabilities include automated 24/7 detection and alerting with automated response protocols that ensure rapid analysis and enrichment for security analysts who have a clear written and established security incident response plan to follow in the event of a breach. Our Head of Privacy and Data Protection Officer provide periodic reports to the Audit and Risk Committee regarding Bumble’s data privacy and General Data Protection Regulation (GDPR) compliance activities which are designed to protect and safeguard our members’ data through comprehensive, documented privacy impact assessment procedures, as well as through dedicated privacy incident monitoring and reporting.

Securities Trading Policy and Hedging

The Company’s Securities Trading Policy requires executive officers and directors to consult the Company’s Chief Legal and Compliance Officer prior to engaging in transactions involving the Company’s securities. In order to protect the Company from exposure under insider trading laws, executive officers and directors are generally required to conduct any trading in Bumble securities during designated “window periods” established by the Company, which correspond to the Company’s annual and quarterly earnings releases, and to receive pre-clearance for any trades from the Chief Legal and Compliance Officer. Alternatively, our executive officers and directors may enter into pre-programmed trading plans under Exchange Act Rule 10b5-1.

The Company’s Securities Trading Policy also prohibits directors and employees (including officers) from trading in options, warrants, puts and calls or similar instruments on the Company’s securities or selling such securities short. In addition, directors and employees (including officers) are prohibited from engaging in any transactions (including variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities.

Controlled Company Exception

In connection with our IPO, our Principal Stockholders entered into a stockholders agreement, described in “Transactions with Related Persons,” and beneficially own approximately 92% of the combined voting power of

10

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

our Class A and Class B common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of our Board of Directors consist of independent directors, (2) that our Board of Directors have a compensation committee that consists entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that our director nominations be made, or recommended to our full Board of Directors, by our independent directors or by a nominations committee that consists entirely of independent directors and that we adopt a written charter or Board resolution addressing the nominations process. Although we are not relying on the exemptions from these corporate governance requirements, if we do rely on such exemptions in the future, our stockholders will not have the same protections afforded to stockholders of companies that are subject to these corporate governance requirements. In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.

2022 PROXY STATEMENT	11

Environmental, Social and Governance Matters

We are committed to responsible environmental, social and governance (“ESG”) practices. We believe our efforts to build sustainable business practices naturally align with our values, business strategy and risk management efforts, and that these efforts serve our stakeholders, including our team members, customers, suppliers, business partners, investors and our communities throughout the world.

Bumble’s Mission, Culture, and Values

Bumble’s mission is to create a world where all relationships are healthy and equitable. Our Company was built with the intention to provide an alternative to outdated dating and gender norms that often disadvantage women and lead to toxic interpersonal dynamics both online and off. We build product and technology designed with more accountability, kindness and trust at the helm, to help encourage people to behave in a more compassionate way online.

At Bumble, we center safety, accountability and kindness in our products and services. Through thoughtful product design features, iterative customer feedback and platform policies that set a high standard for personal conduct, Bumble strives to deliver a positive experience that benefits our community.

Bumble’s commitment to women’s safety and empowerment extends beyond our products. We believe that everyone should feel safe on all corners of the internet, not just on our services. Because of this, Bumble proactively lobbies governments to enact solutions to protect women and underserved communities online. We also engage in global conversations around the mitigation of online harms and share our lessons learned with industry peers, civil society and governments to help devise ways to curb online abuse and harassment.

Bumble is proud to champion the cause of equality. Indeed, as a woman-founded company with a majority female board and leadership team, Bumble’s company culture is built upon it. Our people practices and policies reflect a deep understanding of, and commitment to, work-life balance, mental health and wellbeing, and family.

At Bumble, we live by our core values of Make the First Move, growth, kindness, accountability and inclusivity. Our company culture, people practices, product innovations, social impact efforts, focus on safety, information security and privacy practices are integral to achieving this mission and we embed those core values into everything we do.

Our Product

Each year, millions of individuals use the Bumble, Badoo and Fruitz apps to initiate new relationships, form friendships, expand their professional networks, and even get married and start families.

Bumble App: Relationships are the building blocks of a healthy and happy life. Bumble offers a wide range of opportunities for individuals to find romance, friendship and professional connections. On Bumble Date, women make the first move, empowering them to take the lead in initiating relationships through a supportive environment. We’re leveling the playing field and changing the dynamics of dating. Whether you’re new to a city or looking to expand your social circle, Bumble BFF is a simplified way to create meaningful friendships. On Bumble Bizz, you can pursue a career change, meet team members or become a mentor. All our communities are centered around kindness, respect and equality. As such, hate, aggression, harassment or bullying have no place on our apps.

Badoo App: Badoo is one of the pioneers of web and mobile dating. The Badoo philosophy is that real connections are born from users being honest in who they are and what they really want. Whether it’s matching and finding a partner, finding friends nearby or simply starting a conversation, Badoo provides an important hub for community connection.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

Fruitz App: Fruitz, the newest addition to the Bumble family, encourages open and honest communication of dating intentions through four playful fruit metaphors — cherries, grapes, watermelons and peaches. Fruitz allows us to expand our opportunities to empower relationships for everyone.

Community Impact

Bumble is an active member of the communities we serve. We proactively engage in advocacy efforts to make the internet safer and more empowering for women and other underrepresented communities, partner with nonprofits that align with our mission to amplify the impact of their work and pursue sustainability practices that reflect our values.

Public policy and advocacy: Our public policy team aims to strengthen societal rules and norms that further healthy and equitable relationships by working through global governments and in concert with like-minded partners. Since 2019, we have worked in the US, first in Texas (HB 2789) and most recently in Virginia (SB 493), to develop and advocate for state-level legislation that would establish a deterrent to, and penalties for, sending unsolicited lewd photos. In 2021, we launched a campaign in the UK calling on the government to criminalize cyberflashing. We are also working to more broadly highlight the abuse and harassment women disproportionately face online, particularly through intimate image abuse. Our research has contributed to global discussions around the future of the internet and regulatory considerations around online harms.

Environmental sustainability: In 2021, we announced our pledge to establish a net zero carbon footprint by 2025. We have prioritized working with companies that rely on renewable energy like wind and solar power for our data and cloud provision services. Our hosting and cloud services providers, outside of select locations, already employ a renewable energy footprint and, in the case of our cloud providers, achieved carbon neutrality. Carbon neutrality is a key selection criterion as we evaluate any additional hosting and cloud solutions, including those that may be employed for Blockchain-oriented solutions. We continue to review our business practices for additional sustainable solutions.

Impact Giving: In 2021, we invested philanthropic dollars in organizations that align with our mission of empowering women and underrepresented communities and creating a world where all relationships are healthy and equitable. These organizations included Vital Voices, The Southern Poverty Law Center, GLAAD, the Anti Defamation League and many regional equity-building organizations. In response to increased domestic violence risks for homebound women and other vulnerable populations during the COVID-19 pandemic, we partnered with The National Domestic Violence Hotline, supporting their life-saving services and connecting our users to the Hotline’s resources. We also stepped up in response to events around the globe, including COVID-19 pandemic medical relief, the crisis in Afghanistan and the impact of the winter storms on our HQ city of Austin, TX. As a mission-driven company that cares deeply about the world we live in, we continue to invest in, and provide resources to, organizations that help make a positive impact.

User Safety

At Bumble, safety is embedded in our origin story. Because Bumble was created to address a gap in safe dating spaces, we take a safety-by-design approach and view safety as a collective responsibility. To ensure a positive and empowering experience for our users, Bumble has pioneered industry-leading systems, processes and policies; places a premium on prevention; and provides trauma-informed support to users.

Below are a few examples of the steps we are taking to strengthen the safety of our community:

Safety & wellbeing center: In 2021, we launched in-app resource hubs on Bumble and Badoo that provide our community with resources to enable a safe and healthy dating experience. Here, users can stay informed about safety features, find tools and resources to educate them on how to date safely and confidently, as well as have a direct line of communication with our team. We also connect users to resources from external experts, such as suicide hotlines and resources, intimate partner violence hotlines and sexual assault hotlines.

Detecting harmful messages: We introduced our machine learning technology to proactively detect harmful, text-based content in over 100 languages across our apps in 2021. As a result of this investment, our technology proactively detects a majority of the harmful content we remove from our platforms before this content is reported by members. In the Badoo app, we expanded our proactive detection of inappropriate

2022 PROXY STATEMENT	13

ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

content by launching “Rude Message Detector.” When a user receives a message that our model detects as potentially harmful or hurtful, the user receives a pop-up message checking in and encouraging them to report. We also developed our own proprietary tool, Private Detector, that automatically detects, blurs and warns our customers when they may be in receipt of a lewd photo. We then empower our customers to decide if they would like to view the photo anyway. We also provide them an easy way to report the sender, so that we can keep our entire community safe.

Industry-first safety initiative for assault survivors: We are partnering with CHAYN, a survivor-led nonprofit based in the UK, to launch an industry-first initiative that provides complimentary online trauma support to users of Bumble and Badoo who report sexual assault or relationship abuse. The partnership piloted on Bumble in 2021 and is expected to expand in 2022.

Responsible artificial intelligence and machine learning: We use machine learning systems to improve user experience by showing relevant matches and support a safe experience by proactively flagging toxic conversations and ensuring images uploaded to our apps comply with our guidelines. Because it is critical that these algorithms behave fairly and in an unbiased fashion, Bumble’s Data Science team has codified a fairness evaluation framework that provides guidelines when developing machine learning solutions. We are also continuously evaluating and monitoring our recommendations, natural language processing and computer vision models in different markets to assess their fairness.

Our People

We take concrete steps to ensure our company values are reflected in our employees’ experience at Bumble. As leaders, we hold ourselves accountable for the employee experience, including factoring people-focused objectives into executive compensation. Annual engagement surveys and open lines of communication help us keep a pulse on employee needs so we can continuously improve as an employer of choice within our industry.

Caring for our team: We believe a healthy and equitable workplace begins with our people practices. We offer a total rewards package to support our employees’ whole health and happiness. This includes providing benefits to meet their needs across all areas of wellness, including physical health, financial health, personal happiness and continuous learning. In addition, we offer our employees access to private healthcare coverage for themselves and their families, generous parenthood support (applying to all genders), and unlimited paid time off. For our employees who need additional support in times of critical need, we provide domestic violence and violent crime paid leave. Additionally, twice each month Bumble schedules a “Focus Friday,” which is intended as a day generally free of Company-imposed deadlines, meetings, and required work commitments to help our team get caught up on work, de-stress and support overall wellbeing. We also offer our employees complimentary premium access to our apps, Bumble and Badoo. To help employees grow and build their careers, we sponsor training, education and leadership development opportunities designed to provide them with the knowledge, skills and habits necessary to succeed. As we welcome Fruitz into the Bumble family, we are continuing to onboard our Fruitz team members and integrating their access to our suite of employee benefits.

As of December 31, 2021, we had over 900 full-time employees, of which approximately 750 are located outside of the United States. We are proud to share that we grew our global team in 2021 and on-boarded employees in multiple countries. To foster community and connection in an often virtual work environment for these new and existing team members, we increased internal communications, implemented a cadence of frequent company-wide “all hands” meetings, and rolled out a series of virtual engagement events. We took our team building, global holiday events, employee birthdays, service anniversaries and social impact and wellness activities online to continue to honor and celebrate employee milestones and culture.

This year, with the onset of the crisis in Ukraine, the safety and wellbeing of our people has remained our number one priority. We worked to immediately establish a dedicated, cross-functional team focused on identifying and providing resources and support to our team members most impacted by the crisis and to lead business continuity efforts in the region. These included (but were not limited to): mental health support

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

for employees, freelancers and their families, pay advances and unlimited time off. These efforts continue as we wind down our operations in Russia. Additionally, we appreciate that employees across our organization have been impacted by the crisis in different ways and are working closely to ensure that our global team has the support they need.

Diversity and inclusion: At Bumble, everyone has a seat at the table. Our priority is building a company that represents the communities we serve—and ensuring each employee is able to bring their whole self to work, knowing their skills and perspectives are valued and integral to our mission. We seek to be fully reflective of the communities we serve around the world and to provide opportunities for employee feedback, expression and celebration.

This starts with a top-down approach, as reflected in the composition of our Board of Directors and executive leadership team. As of today, 73% of our Board and more than 50% of our management team are women. Internally, our D&I team works cross-functionally to consult on equity-related topics, provide feedback for inclusive product development, facilitate global employee-facing speaking and educational programs and execute mission-aligned projects. An example of this work is Diversibees, our central Employee Resource Group (ERG), which is an intersectional, employee-led organization that welcomes employees to bring their whole selves to the front while building community and engaging in collective learning. Single-identity affinity groups reside under the Diversibees umbrella and allow employees to connect over shared experiences and access supportive services.

Our Technology

Data privacy: We are committed to protecting our users’ privacy and recognize that the use of personal data has important implications for our business. For us to operate effectively as a global business with users in countries all over the world, we have developed a set of robust operating practices designed to ensure the proper handling of our users’ data and have adopted a global approach to privacy compliance. We apply the high standards of the GDPR globally to the processing of all our personal data, in addition to any applicable region-specific laws, like the California Consumer Privacy Act (CCPA). We have a dedicated privacy team and a Data Protection Officer, and we strive to ensure transparency for our users regarding how we use their data and enable them to manage their data.

Cybersecurity: We take the security of information entrusted to us by our users very seriously. We understand that the confidentiality of their information is our users’ primary concern and maintain both detective and preventive controls, along with a comprehensive employee security education program, to provide assurance of security, safety and privacy. Ensuring compliance with industry security standards (such as PCI-DSS) is an important aspect of our approach. We continually monitor risk to the security of the information with which we are entrusted and track potential new threats as well as third-party risk.

Bumble operates an extensive vulnerability management program that addresses all aspects of our software development and infrastructure hosting, covering at a minimum our in-house developed code, third-party software components, our mobile applications, backend platform, employee endpoints and business support infrastructure. We incorporate not only frequent vulnerability scanning but also regular penetration testing from specialist third parties and a public bug-bounty scheme.

Board and Management Oversight

Our commitment to ESG starts at the top, beginning with our Board of Directors and management. Our Nominating and Corporate Governance Committee is responsible for assisting the Board in overseeing our programs related to material environmental, social and governance topics, as well as in managing risks and opportunities. We have also assembled an ESG steering committee of cross-functional senior leaders focused on the development and execution of our ESG objectives, and oversight of our ESG disclosures. We will continue to grow and develop our ESG practices in 2022, aided by the execution of a materiality assessment.

2022 PROXY STATEMENT	15

Nomination Process and

Director Qualifications

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending nominees for election to our Board.

Depth of experience, fitness and the ability to make meaningful contributions to our Board’s oversight of the business and affairs of Bumble, in addition to a willingness to exercise independent judgment, and an impeccable reputation for honest and ethical conduct that aligns with our core values, are important factors when identifying prospective director candidates. Additionally, in identifying potential director candidates, our Board evaluates a candidate’s time commitments to ensure the appropriate amount of time, energy and care is given to the needs of our business.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management and other sources, including third party recommendations. The Nominating and Corporate Governance Committee may also engage firms that specialize in identifying director candidates to our Board. Director nominations also may be made at the recommendation of stockholders pursuant to our Bylaws. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral.

Our Bylaws establish advance notice procedures with respect to the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board of Directors or a committee of the Board. In order for any matter to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide us with certain information. Additional information regarding the process for properly submitting stockholder nominations for candidates for membership to our Board of Directors is set forth below under “Stockholder Proposals for the 2023 Annual Meeting.”

In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Blackstone is also entitled to designate a non-voting observer to attend meetings of our Board of Directors pursuant to our stockholders agreement. Blackstone has appointed Martin Brand, a Senior Managing Director and co-head of U.S. Acquisitions for Blackstone’s Private Equity Group, to serve as the non-voting observer. In addition, pursuant to the terms of our stockholders agreement, Blackstone and our CEO, Whitney Wolfe Herd, have the right to designate nominees to our Board of Directors subject to the maintenance of certain ownership requirements in us. For additional information on our stockholders agreement, see “Transactions with Related Persons.”

Director Qualifications

Our Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively in light of Bumble’s business, structure and risk.

As specified in our Corporate Governance Guidelines, in identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account (1) minimum individual qualifications, such as strength of character, mature judgment, familiarity with Bumble’s business and industry, independence of thought and an ability to work collegially with the other members of the Board, and

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NOMINATION PROCESS AND DIRECTOR QUALIFICATIONS

(2) all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, technology background, compliance background, executive compensation background and the size, composition and combined expertise of the Board. While neither the Nominating and Corporate Governance Committee nor the Board has adopted a formal policy regarding diversity, they evaluate each candidate in the context of the Board’s membership as a whole and seek to achieve a mix of members that represents a diversity of background and experience in order to promote the representation of diverse views on the Board.

Board Dashboard

Our directors possess broad expertise, skills, experience and perspectives that facilitate the strong oversight and strategic direction required to govern Bumble’s business and strengthen and support senior management. As illustrated below, each of our directors brings a diversity of skills and experiences to his or her service on the Board that aligns with the Company’s business and long-term strategy and reflects the Board’s commitment to diverse perspectives. For a brief biographical description of each of our directors, including a description of the experience, qualifications, skills and attributes of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time, see “Proposal No. 1—Election of Directors.”

Our Board Skills and Experience

	SENIOR LEADERSHIP	INDUSTRY KNOWLEDGE	TECHNOLOGY	FINANCIAL EXPERTISE	PUBLIC/ PRIVATE BOARD EXPERIENCE	INTERNATIONAL/ GLOBAL BUSINESS

Whitney Wolfe Herd	●	●			●	●

Ann Mather	●	●		●	●	●

Christine L. Anderson					●	●

R. Lynn Atchison	●	●		●	●	●

Sachin J. Bavishi		●	●	●	●

Matthew S. Bromberg	●	●	●	●	●	●

Amy M. Griffin	●	●

Jonathan C. Korngold	●	●	●	●		●

Jennifer B. Morgan	●		●		●	●

Elisa A. Steele	●	●	●	●	●	●

Pamela A. Thomas-Graham	●			●	●

	9 of 11	8 of 11	5 of 11	7 of 11	9 of 11	8 of 11

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NOMINATION PROCESS AND DIRECTOR QUALIFICATIONS

Our Board Diversity

Total Number of Directors	11

	FEMALE	MALE	NON- BINARY	DID NOT DISCLOSE GENDER

Directors	8	3	—	—

Number of Directors Who Identify in any of the Categories Below

African American or Black	1	—	—	—

Alaskan Native or Native American	—	—	—	—

Asian	—	1	—	—

Hispanic or Latinx	—	—	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	7	2	—	—

Two or More Races or Ethnicities	—	—	—	—

LGBTQ+	—

Did Not Disclose Demographic Background	—

18

Proposal No. 1—Election of Directors

Our Board of Directors currently consists of eleven directors and is divided into three classes with staggered three-year terms. Ann Mather, Jonathan C. Korngold, Jennifer B. Morgan and Pamela A. Thomas-Graham constitute a class with a term that expires at this Annual Meeting (the “Class I Directors”); Christine L. Anderson, R. Lynn Atchison, Matthew S. Bromberg and Amy M. Griffin constitute a class with a term that expires at the annual meeting of stockholders in 2023 (the “Class II Directors”); and Whitney Wolfe Herd, Sachin J. Bavishi and Elisa A. Steele constitute a class with a term that expires at the annual meeting of stockholders in 2024 (the “Class III Directors”).

Upon the recommendation of the Nominating and Corporate Governance Committee, the full Board has considered and nominated each of the four Class I nominees named below, each of whom is currently serving as a Class I Director, to be elected for a three-year term expiring at the annual meeting of stockholders in 2025 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal from office. Each director will be elected by a plurality of the votes cast, which means that the four individuals nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

Unless otherwise instructed, the persons named in the form of proxy card (the “proxyholders”) attached to this Proxy Statement intend to vote the proxies held by them for the election of Ann Mather, Jonathan C. Korngold, Jennifer B. Morgan and Pamela A. Thomas-Graham. All of the nominees have indicated that they are willing and able to serve as directors. If any nominee becomes unwilling or unable to serve as a director, the Board may propose another person in place of that nominee, and the individuals designated as your proxies will vote to appoint that proposed person. Alternatively, the Board may decide to reduce the number of directors constituting the full Board. Ms. Wolfe Herd and Blackstone have informed the Company that they intend to vote in favor of the nominees named in this Proxy Statement. Because of their collective voting power, these nominees are assured election.

Nominees for Election to the Board of Directors in 2022

The following information describes the offices held, other business directorships and the class and term of each director nominee. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities” below.

2022 PROXY STATEMENT	19

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Class I—Directors Whose Term Expires in 2022

Age: 62 Director Since: March 2020 Committee Membership: • Nominating and Corporate Governance (Chair)	ANN MATHER
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Ann Mather has served as the Chair of our Board of Directors since March 2020. Ms. Mather has more than 20 years of experience serving as a finance executive in a number of technology companies, particularly public companies, overseeing and assessing company performance. Ms. Mather also serves as a member of the boards of directors of: Alphabet Inc., a global technology company; Arista Networks, Inc., a computer networking company; Blend Inc., a bank software company; and Netflix, Inc., a streaming media company. Ms. Mather also serves as an independent trustee to the Dodge & Cox Funds board of trustees. From September 1999 to April 2004, Ms. Mather was Executive Vice President and Chief Financial Officer of Pixar, a computer animation film studio. Prior to her service at Pixar, Ann was Executive Vice President and Chief Financial Officer of Village Roadshow Pictures, the film production division of Village Roadshow Limited. Ann holds a Master of Arts degree from the University of Cambridge, is an honorary fellow of Sidney Sussex College, Cambridge, and is a chartered accountant.

QUALIFICATIONS

Ms. Mather’s extensive financial, operational and corporate governance expertise, particularly within technology companies, as well as her extensive service on the boards of public companies, makes her a valuable member of our Board of Directors and Nominating and Corporate Governance Committee.

Age: 48 Director Since: January 2020 Committee Membership: • Compensation	JONATHAN C. KORNGOLD
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Jonathan C. Korngold has served as a member of our Board of Directors since January 2020. Mr. Korngold is a Senior Managing Director and Global Head of Blackstone’s Growth Equity Business, which is focused on providing capital to companies seeking to manage the execution risks associated with high-growth environments. Mr. Korngold is a member of both the BXG and Tactical Opportunities Investment Committees at Blackstone. Prior to joining Blackstone in 2019, Mr. Korngold served in various roles at General Atlantic since 2001, most recently as the head of General Atlantic’s Global Financial Services and Healthcare sectors, Chairman of the firm’s Portfolio Committee, and as a member of the firm’s Management and Investment Committees. Prior to joining General Atlantic in 2001, Mr. Korngold was a member of Goldman Sachs’ Principal Investment Area and Mergers & Acquisitions groups in London and New York, respectively. Mr. Korngold holds an M.B.A. from Harvard Business School and graduated with an A.B. in Economics from Harvard College.

QUALIFICATIONS

Mr. Korngold’s extensive strategic, financial and leadership experience, as well as his extensive experience with investments in technology companies, makes him a valuable member of our Board of Directors.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 51 Director Since: February 2021 Committee Membership: • Nominating and Corporate Governance	JENNIFER B. MORGAN
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Jennifer B. Morgan has served as a member of our Board of Directors since February 2021. Ms. Morgan is the Global Head of Portfolio Operations at Blackstone. Prior to joining Blackstone in November 2020, Ms. Morgan served in various leadership roles at SAP SE from 2004 to April 2020, including most recently as Co-Chief Executive Officer from October 2019 to April 2020, and served on its executive board between 2017 and 2020. Previously, she was President of the SAP Cloud Business Group in 2019, President of SAP Americas and Asia Pacific Japan, Global Customer Operations, from 2017 to 2019, and President of SAP North America from 2014 to 2017. Prior to that she served in other leadership roles, including as head of SAP North America’s public sector organization and president of its Regulated Industries business unit. Prior to joining SAP SE, she served in various management roles at Siebel Systems and Accenture. Ms. Morgan serves as a member of the board of directors at UKG and the National Academy Foundation. Ms. Morgan is also on the Board of Advisors at James Madison University’s College of Business. Ms. Morgan holds a B.A. in Business Administration from James Madison University.

QUALIFICATIONS

Ms. Morgan’s operational experience, particularly with large, complex global companies, as well as her leadership experience with technology companies, makes her a valuable member of our Board of Directors and Nominating and Corporate Governance Committee.

Age: 58 Director Since: August 2020 Committee Membership: • Audit and Risk • Compensation	PAMELA A. THOMAS-GRAHAM
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Pamela A. Thomas-Graham has served as a member of our Board of Directors since August 2020. Since August 2016, Ms. Thomas-Graham has served as the Founder and Chief Executive Officer of Dandelion Chandelier LLC, a private digital media enterprise focused on the world of luxury. From 2010 to 2016, she served as a member of the Executive Board at Credit Suisse, a multinational investment bank and financial services company. While at the firm she held several titles, including Chair, New Markets for the Private Bank; and Global Chief Marketing and Talent Officer. From 2008 to 2010, she served as a Managing Director at Angelo, Gordon & Co., a privately held investment firm. From 2005 to 2007, Ms. Thomas-Graham was a Group President of Liz Claiborne Inc. (now Tapestry). She served as President and Chief Executive Officer of NBC Universal’s CNBC television, and President and Chief Executive Officer of CNBC.com, beginning in 1999. She began her career at global consultancy firm McKinsey & Co. in 1989, becoming the firm’s first black woman partner in 1995. Ms. Thomas-Graham serves as a board member of Peloton Interactive Inc.; Rivian Automotive.; Bank of N.T. Butterfield & Son; and Compass, Inc. Ms. Thomas-Graham holds a B.A. in Economics from Harvard University and a joint M.B.A.– J.D. from Harvard Business School and Harvard Law School.

QUALIFICATIONS

Ms. Thomas-Graham’s extensive strategic and operational experience, together with her extensive service on the boards of public companies, makes her a valuable member of our Board of Directors, as well as our Audit and Compensation Committees.

The Board of Directors Recommends that stockholders vote “FOR” the election of each of the director nominees named above.

2022 PROXY STATEMENT	21

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Continuing Directors

The following information describes the offices held, other business directorships and the class and term of each of the directors who are serving for terms that end after the Annual Meeting. Beneficial ownership of equity securities of the directors is shown under “Ownership of Securities” below.

Class II—Directors Whose Term Expires in 2023

Age: 45 Director Since: August 2020 Committee Membership: • None	CHRISTINE L. ANDERSON
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Christine L. Anderson has served as a member of our Board of Directors since August 2020. Ms. Anderson is a Senior Managing Director and the Global Head of External Relations at Blackstone. Ms. Anderson oversees Blackstone’s external and internal communications, brand strategy, marketing and Environmental Social Governance (ESG) functions. Prior to joining Blackstone in 2009, Ms. Anderson held political communications roles with the Governor of New York, the Kerry-Edwards presidential campaign and the Clinton White House. She has also worked in other financial communications and media roles, including with ABC News’ “Good Morning America.” She serves on the board of Diligent Corporation, a software service company, and Cold Spring Harbor Laboratory, a biomedical research and education facility. Ms. Anderson holds a B.A. in political science from The College of the Holy Cross.

QUALIFICATIONS
Ms. Anderson’s strategic experience, as well as her experience with marketing, branding and ESG, makes her a valuable member of our Board of Directors.

Age: 62 Director Since: October 2020 Committee Membership: • Audit and Risk (Chair)	R. LYNN ATCHISON
PRINCIPAL OCCUPATION AND OTHER INFORMATION

R. Lynn Atchison has served as a member of our Board of Directors since October 2020. Ms. Atchison also serves as a director of Q2 Holdings, Inc., a provider of virtual banking solutions, and as a director of Absolute Software Corporation, a leading endpoint security software company. Ms. Atchison previously served as Chief Financial Officer of Spredfast, Inc., a social marketing software provider (acquired by Lithium Technologies, LLC.), from February 2017 to September 2018. Prior to joining Spredfast, Ms. Atchison served as the Chief Financial Officer of HomeAway, Inc., a provider of online vacation rental services (acquired by Expedia, Inc.), from August 2006 until March 2016. Prior to that, Ms. Atchison served as Chief Financial Officer of, or consultant to, various software and technology organizations, including Hoover’s Inc., an early online provider of company information. Ms. Atchison began her career with Ernst & Young in the assurance division. Ms. Atchison is a Certified Public Accountant and holds a B.B.A. in accounting from Stephen F. Austin State University.

QUALIFICATIONS
Ms. Atchison’s extensive accounting and financial expertise and extensive experience managing technology companies makes her a valuable member of our Board of Directors and Audit Committee.

22

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 55 Director Since: July 2020 Committee Membership: • None	MATTHEW S. BROMBERG
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Matthew S. Bromberg has served as a member of our Board of Directors since July 2020. Mr. Bromberg served as Chief Operating Officer of Zynga Inc., a mobile social game developer, from August 2016 to November 2021. Prior to joining Zynga, Mr. Bromberg served in various roles at Electronic Arts Inc., a video game company, including most recently as Senior Vice President of Strategy and Operations of the mobile division at Electronic Arts Inc. from January 2015 to July 2016. Prior to joining Electronic Arts, Mr. Bromberg was the Founder and Chief Executive Officer of I’mOK Inc., a location-based communication platform for families. Prior to this, Mr. Bromberg served as the President and Chief Executive Officer of Major League Gaming Corp., a professional eSports company, and as Chief Executive Officer of Davidson Media Holdings, LLC, an online gaming investment and consulting partnership, and held a number of senior roles at AOL Inc. (now a subsidiary of Yahoo!). Mr. Bromberg was a former member of the board of directors of Fitbit, Inc. (now a subsidiary of Google). Mr. Bromberg also serves as a Senior Advisor to Blackstone, the world’s largest alternative asset management business. Mr. Bromberg holds a B.A. in English from Cornell University and a J.D. from Harvard Law School.

QUALIFICATIONS
Mr. Bromberg’s extensive strategic and operational experience, particularly with technology companies, makes him a valuable member of our Board of Directors.

Age: 46 Director Since: February 2021 Committee Membership: • None	AMY M. GRIFFIN
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Amy M. Griffin has served as a member of our Board of Directors since February 2021. Ms. Griffin is the Founder and Managing Partner of G9 Ventures, an early-stage fund focused on supporting companies that empower consumers to live, look, and feel better. Prior to founding G9 Ventures, Ms. Griffin began her career in marketing at Ms. and Working Woman magazines before moving on to work at Sports Illustrated as a Sports Marketing and Olympic Manager. Beginning in 2011, Ms. Griffin started leveraging her operating and branding experience to both invest in and work alongside early-stage companies. In 2018, she formalized her portfolio into G9 Ventures. In 2019, Ms. Griffin co-founded Social Studies, a next-generation entertaining platform. In addition to her work at G9 and Social Studies, Ms. Griffin has held board positions at a number of organizations including KIPP, The Boys’ Club of NYC, The Virginia Athletics Foundation, The Spence School, The Mead Foundation, and One Love Foundation. She also serves as a trustee of the John & Amy Griffin Foundation. Ms. Griffin graduated from The University of Virginia with a B.A. in English.

QUALIFICATIONS
Ms. Griffin’s experience as a successful entrepreneur and investor, together with her marketing and operating experience, makes her a valuable member of our Board of Directors.

2022 PROXY STATEMENT	23

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Class III—Directors Whose Term Expires in 2024

Age: 32 Director Since: January 2020 Committee Membership: • None	WHITNEY WOLFE HERD
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Whitney Wolfe Herd is our Founder and has served as our Chief Executive Officer and as a member of our Board of Directors since January 2020. Prior to founding Bumble in 2014, Ms. Wolfe Herd was a co-founder of Tinder, a dating application, where she served as Vice President of Marketing from May 2012 to April 2014. Currently, Ms. Wolfe Herd serves on the board of directors of Imagine Entertainment as well as the Executive Board at Southern Methodist University’s Dedman College of Humanities and Sciences, where she graduated with a B.A. in International Studies.

QUALIFICATIONS
Ms. Wolfe Herd’s perspective and experience as our Founder and Chief Executive Officer make her a valuable member of our Board of Directors.

Age: 37 Director Since: January 2020 Committee Membership: • None	SACHIN J. BAVISHI
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Sachin J. Bavishi has served as a member of our Board of Directors since January 2020. Mr. Bavishi is a Senior Managing Director in Blackstone’s Private Equity Group, currently focusing on new investment opportunities in Technology, Media & Telecom. Since joining Blackstone in 2013, Mr. Bavishi has been involved in the execution of the firm’s investments in Ancestry, Catalent, Ipreo, Kronos, Liftoff, Performance Food Group, Pinnacle Foods, Refinitiv, SESAC, Simpli.fi, Tradeweb, Trilliant Food & Nutrition, Ultimate Software, and Vungle. He currently serves as a director of Ancestry, Liftoff / Vungle, SESAC, and Simpli.fi. Prior to joining Blackstone, Mr. Bavishi was an Associate at Olympus Partners where he evaluated and executed private equity investments across several industries. Prior to that, he worked in investment banking at Piper Jaffray in the Healthcare Group. Mr. Bavishi holds a B.S. in Electrical Engineering from The University of Wisconsin-Madison, where he graduated with Highest Distinction (Top 5%), and an M.B.A. from The Wharton School at The University of Pennsylvania, where he graduated as a Palmer Scholar.

QUALIFICATIONS
Mr. Bavishi strategic experience, as well as his extensive experience with investments in technology companies, makes him a valuable member of our Board of Directors.

24

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 55 Director Since: July 2020 Committee Membership: • Audit and Risk • Compensation (Chair) • Nominating and Corporate Governance	ELISA A. STEELE
PRINCIPAL OCCUPATION AND OTHER INFORMATION

Elisa A. Steele has served as a member of our Board of Directors since July 2020. Ms. Steele has served as a director of Namely, Inc., a human resources software company, including serving as the chair of the Namely board of directors since July 2019, and she previously served as the Chief Executive Officer of Namely from August 2018 to July 2019. Prior to joining Namely, Ms. Steele served in various positions at Jive Software, Inc., a collaboration software company (acquired by Aurea Software, Inc.), including as Chief Executive Officer and President, from February 2015 to July 2017. Prior to joining Jive Software, Ms. Steele served as Chief Marketing Officer and Corporate Vice President, Consumer Apps & Services at Microsoft Corporation, a worldwide provider of software, services and solutions, and Chief Marketing Officer of Skype, an internet communications company. Ms. Steele also has held executive leadership positions at Yahoo! Inc. and NetApp, Inc. Ms. Steele also serves on the boards of directors of Splunk Inc., Amplitude, Inc., Procore Technologies, Inc. and JFrog Ltd. Ms. Steele holds a B.S. in Business Administration from the University of New Hampshire and an M.B.A. from the Lam Family College of Business at San Francisco State University.

QUALIFICATIONS

Ms. Steele’s extensive strategic and leadership experience with technology companies, together with her extensive service on the boards of public companies, makes her a valuable member of our Board of Directors, as well as our Audit, Compensation and Nominating and Governance Committees.

There are no family relationships among any of our directors or executive officers.

2022 PROXY STATEMENT	25

Compensation of Directors

The following table provides summary information concerning the compensation of our non-employee directors for the year ended December 31, 2021. The compensation paid to Whitney Wolfe Herd, who is our Chief Executive Officer, is presented in the section entitled “Executive Compensation” below.

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)(3)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Ann Mather	300,000	—	—	300,000

Vishal R. Amin(4)	—	—	—	—

Christine L. Anderson	—	—	—	—

R. Lynn Atchison	75,000	—	—	75,000

Sachin J. Bavishi	—	—	—	—

Matthew S. Bromberg	75,000	—	—	75,000

Amy M. Griffin(5)	66,667	1,159,335	—	1,226,002

Jonathan C. Korngold	—	—	—	—

Jennifer B. Morgan(5)	—	—	—	—

Kelley E. Morrell(4)	—	—	—	—

Elisa A. Steele	75,000	—	—	75,000

Pamela Thomas-Graham	75,000	—	—	75,000

(1)

Fees include service on the board of managers of Buzz Holdings L.P. prior to our IPO and the related reorganization as described in our Annual Report on Form 10-K for the year ended December 31, 2021 and service on the Board of Directors of the Company from and after the IPO.

(2)

In connection with Ms. Griffin’s commencement of service on February 10, 2021, she was granted 99,904 Incentive Units. The amount reported represents the aggregate grant-date fair value of the Incentive Units, calculated in accordance with FASB ASC Topic 718 (“Topic 718”), utilizing the assumptions discussed in Note 14, Stock-based Compensation, to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The Incentive Units granted to Ms. Griffin consists of a time-vesting portion (60% of the Incentive Units granted), and an exit-vesting portion (40% of the Incentive Units granted, of which one third are 2.5x Exit-Vesting Incentive Units, one third are 3.0x Exit-Vesting Incentive Units, and one third are 3.5x Exit-Vesting Incentive Units). The 2.5x Exit-Vesting Incentive Units, 3.0x Exit-Vesting Incentive Units and 3.5x Exit-Vesting Incentive Units are subject to market conditions and an implied performance condition as defined under applicable accounting standards. The grant date fair value of the time-vesting portion of the Incentive Units and the exit-vesting portion of the Incentive Units was $742,808 and $416,527, respectively. These Incentive Units have a per unit participation threshold equal to the public offering price per share of Class A common stock ($43.00).

(3)

As of December 31, 2021, Mses. Mather, Atchison, Griffin, Steele and Thomas-Graham and Mr. Bromberg each held 351,660, 87,915, 99,904, 87,915, 87,915 and 87,915 Incentive Units, respectively, of which 47,954, 11,989, 0, 0, 11,989 and 11,989 Incentive Units were vested, respectively. For a description of the vesting terms of the Incentive Units granted to our directors, see “Executive Compensation—Outstanding Equity Awards—2020 Awards.”

(4)

Mr. Amin and Ms. Morrell did not serve on the Board of Directors of the Company during the fiscal year ended December 31, 2021. They both served on the board of managers of Buzz Holdings L.P. prior to our IPO and the related reorganization as described in our Annual Report on Form 10-K for the year ended December 31, 2021.

(5)	Mses. Griffin and Morgan were elected to the Board of Directors effective February 10, 2021.

26

COMPENSATION OF DIRECTORS

Non-Employee Director Compensation Policy

In connection with our IPO, our Board of Directors adopted the following director compensation policy:

(a) our non-employee directors, other than our Chair, and other than members of our Board of Directors who are employed by Blackstone, will be entitled to an annual cash retainer in the amount of $75,000, payable quarterly in arrears, pro-rated, in each case, for the director’s period of service on our Board of Directors; and

(b) our Chair will be entitled to an annual cash retainer in the amount of $300,000, payable quarterly in arrears, pro-rated for her period of service on our Board of Directors.

In addition, all directors are reimbursed for their reasonable out-of-pocket expenses related to their service as directors. Pursuant to our policy, none of our directors, other than Mses. Mather, Atchison, Griffin, Thomas-Graham and Steele and Mr. Bromberg, received compensation for the year ended December 31, 2021.

2022 PROXY STATEMENT	27

Proposal No. 2—Ratification of Independent

Registered Public Accounting Firm

The Audit and Risk Committee has selected Ernst & Young LLP (“Ernst & Young”) to serve as our independent registered public accounting firm for 2022. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit and Risk Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit and Risk Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Ernst & Young is expected to be present at the Annual Meeting. The representative will also have the opportunity to make a statement if he or she desires to do so, and the representative is expected to be available to respond to appropriate questions.

The shares represented by your proxy will be voted “FOR” the ratification of the selection of Ernst & Young unless you specify otherwise.

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by our independent registered public accounting firm, Ernst & Young, and its affiliates for the audits of our consolidated financial statements for the periods shown.

	SUCCESSOR(1)		PREDECESSOR(2)

(IN THOUSANDS)	YEAR ENDED DECEMBER 31, 2021	PERIOD FROM JANUARY 29, THROUGH DECEMBER 31, 2020	PERIOD FROM JANUARY 1, THROUGH JANUARY 28, 2020

Audit Fees(3)	$3,785	$1,400	$—

Audit-Related Fees(4)	703	3,504	—

Tax Fees(5)	5	—	—

All Other Fees(6)	—	—	—

Total Fees	$4,493	$4,904	$—

(1)

Periods subsequent to January 28, 2020 reflect information related to the Company after the business combination discussed in Note 6, Business Combination, of the Company’s consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(2)

The period from January 1, 2020 through January 28, 2020 reflects information of Worldwide Vision Limited, a Bermuda exempted limited company, and its subsidiaries (the “Predecessor”) prior to the business combination discussed in Note 6, Business Combination, of the Company’s consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(3)

Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements and the reviews of financial statements. The fees are for services that are normally provided in connection with statutory or regulatory filings or engagements. Also includes reimbursement for out-of-pocket expenses and other miscellaneous items.

(4)

Includes fees billed in each of the last two fiscal years for services performed that are related to the Company’s SEC filings (including costs relating to the Company’s IPO in February 2021 and secondary stock offering in September 2021) and other consultation services.

(5)	Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning.
(6)	All other fees consist of any products or services not included in the categories above.

28

PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Risk Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Ernst & Young’s independence and concluded that it was.

Pre—Approval Policy for Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence and the Audit and Risk Committee’s charter, the Audit and Risk Committee has responsibility for engaging, setting compensation for and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit and Risk Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm and, subject to the next sentence, pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement. As part of such procedures, the Audit and Risk Committee has delegated to its chair the authority to review and pre-approve any such services in between the Audit and Risk Committee’s regular meetings. Any such pre-approval will be subsequently considered and ratified by the Audit and Risk Committee at the next regularly scheduled meeting.

Ms. Wolfe Herd and Blackstone have informed the Company that they intend to vote in favor of Proposal No. 2. Because of their collective voting power, Proposal No. 2 is assured passage.

The Board of Directors Recommends that you vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2022.

2022 PROXY STATEMENT	29

Report of the Audit Committee

The following Report of the Audit and Risk Committee (the “Audit Committee”) does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference.

The Audit Committee operates pursuant to a written charter approved by the Board of Directors that complies with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (“SEC”) and the Nasdaq listing requirements. The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of our financial statements, as well as oversight of our accounting and financial reporting processes and financial statement audits. The Audit Committee also assists the Board of Directors’ oversight of:

•	The effectiveness of our control environment, including internal controls over financial reporting;

•	Our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;

•	The independent auditor’s qualifications, performance and independence;

•	The effectiveness of our risk management processes, particularly with respect to financial risk exposure;

•	The performance of our internal audit function; and

•	Our technology security and data privacy programs.

Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under “The Board of Directors and Certain Governance Matters—Board Committees and Meetings—Audit and Risk Committee.” The full text of the Audit Committee charter is available on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com.

Our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and maintaining an adequate system of disclosure controls and internal controls over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Ernst & Young LLP (“Ernst & Young”), our independent registered public accounting firm for the year ended December 31, 2021, was responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee monitors these processes, relying, without independent verification, on the information provided to it and the representations made by management.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements with management and Ernst & Young. The Audit Committee has also discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence from us.

The Audit Committee also reviewed the fees paid to Ernst & Young during the year ended December 31, 2021 for audit and non-audit services, which fees are described under “Proposal No. 2—Ratification of Independent Registered Public Accounting Firm—Audit and Non-Audit Fees.” The Audit Committee has determined that the rendering of all non-audit services by Ernst & Young were compatible with maintaining its independence from us.

The Audit Committee discussed with Ernst & Young the overall scope and plans for its audit. The Audit Committee met with Ernst & Young, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

30

REPORT OF THE AUDIT COMMITTEE

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors:

R. Lynn Atchison, Chair

Elisa A. Steele

Pamela A. Thomas-Graham

2022 PROXY STATEMENT	31

Emerging Growth Company Status

We qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act. As a result, we are permitted to and rely on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. Accordingly, we have included compensation information for only our Chief Executive Officer and our two most highly compensated executive officers (other than our CEO) serving at fiscal year-end (collectively referred to herein as our “named executive officers”) and have not included a compensation discussion and analysis or tabular compensation information for our executive officers other than the Summary Compensation Table and the Outstanding Equity Awards table, as well as a report of our Compensation Committee. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to stockholder advisory votes, such as the “say-on-pay” vote.

32

Executive Compensation

Summary Compensation Table

The following table summarizes compensation for the fiscal years indicated earned by our principal executive officer and our two other most highly-compensated executive officers. These individuals are referred to as our “named executive officers” or “NEOs”.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)(2)	STOCK AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)

Whitney Wolfe Herd Chief Executive Officer	2021	650,000	—	—	463,500	11,700	1,125,200
	2020	637,500	—	18,642,249	407,296		19,687,045

Tariq M. Shaukat President	2021	560,000	—	—	515,000	11,700	1,086,700
	2020	252,459	350,000	13,983,427	—	200,000	14,785,886

Anuradha B. Subramanian Chief Financial Officer	2021	450,000	40,000	—	324,000	13,125	827,125
	2020	125,410	190,000	4,072,367	19,690	10,000	4,417,467

(1)	The amounts reported represent the named executive officer’s base salary earned during the fiscal year covered.
(2)

With respect to Ms. Subramanian, the amount shown in this column for 2021 reflects the portion of the sign-on bonus to which she was entitled to be paid on the six-month anniversary of the commencement of her employment with us, pursuant to the terms of her employment agreement. See “—Narrative Disclosure to Summary Compensation Table—Subramanian Sign-On Bonus.”

(3)

No stock awards were made to our NEOs in 2021. The amounts reported for 2020 represent the aggregate grant-date fair value of the former Class B Units of, in the case of Ms. Wolfe Herd, Buzz Holdings L.P. and, in the case of Mr. Shaukat and Ms. Subramanian, Buzz Management Aggregator L.P. (the “Class B Units”), awarded to them in 2020, calculated in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718, utilizing the assumptions discussed in Note 14, Stock-based Compensation, to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The Class B Units were reclassified in connection with our IPO into Incentive Units. See “—Outstanding Equity Awards at December 31, 2021—2020 Awards.”

(4)

For 2021, the amount reported reflects the aggregate annual bonus program payouts for each of Mses. Wolfe Herd and Subramanian and Mr. Shaukat. See “—Narrative Disclosure to Summary Compensation Table—Non-Equity Incentive Plan Compensation.”

(5)	For 2021, amounts in this column reflect the amount of Bumble’s contribution to our 401(k) Savings Plan on behalf of each NEO.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Buzz Holdings L.P. entered into an employment agreement with Ms. Wolfe Herd, dated as of January 29, 2020, and Bumble Trading LLC entered into an employment agreement with each of Mr. Shaukat, dated as of July 12, 2020, and Ms. Subramanian, dated as of August 14, 2020 and as amended on March 16, 2022, which we refer to as the Wolfe Herd agreement, the Shaukat agreement and the Subramanian agreement, respectively.

Wolfe Herd Agreement

The Wolfe Herd agreement provides that Ms. Wolfe Herd will serve as our Chief Executive Officer. The Wolfe Herd agreement has an initial term of three years that automatically renews on an annual basis unless terminated in accordance with the Wolfe Herd agreement. The Wolfe Herd agreement also provides for (i) an annual base salary of $650,000, subject to annual review and increase (but not decrease) by the Board of Directors and (ii) eligibility to receive an annual bonus, with a target bonus of $450,000. Ms. Wolfe Herd is also entitled to participate in our employee benefit arrangements, on terms and conditions no less favorable than available to any other senior executive and to receive certain perquisites, including continued maintenance of

2022 PROXY STATEMENT	33

EXECUTIVE COMPENSATION

a leased vehicle for the remainder of the current lease term for such vehicle, childcare services when Ms. Wolfe Herd is traveling with her child (or children, as the case may be), and full-time security benefits at any of our offices or when Ms. Wolfe Herd is traveling under circumstances that pose a risk to Ms. Wolfe Herd, as reasonably determined by Ms. Wolfe Herd.

The Wolfe Herd agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during Ms. Wolfe Herd’s employment with us and until the later of January 29, 2023 or the second anniversary of termination of employment. In addition, the Wolfe Herd agreement further provides for severance benefits, as described below under “—Termination and Change in Control Provisions.”

Shaukat Agreement

The Shaukat agreement provides that Mr. Shaukat will serve as our President. The Shaukat agreement further provides for “at will” employment, commencing on July 20, 2020, that will continue unless otherwise terminated in accordance with the Shaukat agreement. The Shaukat agreement provides for (i) an annual base salary of $560,000, subject to increase in our discretion from time to time; (ii) eligibility to receive a performance bonus, and, for fiscal years beginning with the 2021 fiscal year, such bonus shall have an annualized target of no less than $500,000; (iii) paid vacation; and (iv) participation in our employee benefit plans.

The Shaukat agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during Mr. Shaukat’s employment with us and, if termination of Mr. Shaukat’s employment occurs prior to July 20, 2022, until the 18-month anniversary of termination of employment or, if termination of Mr. Shaukat’s employment occurs on or after July 20, 2022, until the second anniversary of termination of employment. In addition, the Shaukat Agreement further provides for severance benefits, as described below under “—Termination and Change in Control Provisions.”

Subramanian Agreement

The Subramanian agreement provides that Ms. Subramanian will serve as our Chief Financial Officer. The Subramanian agreement further provides for “at will” employment, commencing on September 21, 2020, that will continue unless otherwise terminated in accordance with the Subramanian agreement. The Subramanian agreement provides for (i) an annual base salary of $450,000, subject to increase in our discretion from time to time; (ii) eligibility to receive a quarterly bonus, with a target bonus equal to 25% of Ms. Subramanian’s base salary for such quarter; (iii) paid vacation; and (iv) participation in our employee benefit plans. In 2021, we elected to transition from a quarterly bonus program to an annual bonus program, and pursuant to the Subramanian Agreement, Ms. Subramanian participated in such program. Under the terms of the Subramanian Agreement, for fiscal year 2021, Ms. Subramanian’s target bonus would be determined by us, provided that she was guaranteed a bonus equal to 60% of her base salary. See “—Non-Equity Incentive Plan Compensation,” for further discussion of the annual bonus program. Beginning with fiscal year 2022, Ms. Subramanian’s target bonus will be equal to 80% of her base salary for such year if target performance objectives are achieved for such year and in the event that the Company exceeds or fails to meet the corporate performance objectives in a given year, the bonus shall be subject to increase or decrease as reasonably determined by us. The Subramanian agreement also provides for a sign-on bonus payment of $80,000, 50% of which was payable within three business days following Ms. Subramanian’s commencement of employment and the remainder of which was paid on the six-month anniversary of employment in 2021.

The Subramanian agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during

34

EXECUTIVE COMPENSATION

Ms. Subramanian’s employment with us and until the first anniversary of termination of employment. In addition, the Subramanian Agreement further provides for severance benefits, as described below under “—Termination and Change in Control Provisions.”

Base Salary

We provide each named executive officer with a base salary, reflective of the competitive marketplace, for the services that the executive officer performs for us. Base salary serves as the primary form of fixed compensation for our NEOs. Base salary can also impact other compensation and benefit opportunities, including annual bonuses, as such opportunities are expressed as a percentage of base salary. This compensation component constitutes a stable element of compensation while other compensation elements are variable. Base salaries are reviewed annually and may be increased based on the individual performance of the named executive officer, company performance, any change in the executive’s position within our business, the scope of his or her responsibilities, market intelligence and any changes thereto.

Subramanian Sign-On Bonus

In 2021, Ms. Subramanian also received the portion of the sign-on bonus to which she was entitled to be paid on the six-month anniversary of the commencement of her employment with us, pursuant to the terms of her employment agreement, in an amount equal to $40,000. See “—Employment Agreements—Subramanian Agreement.”

Non-Equity Incentive Plan Compensation

We believe it is important to provide rewards for specific results and behaviors that support our overall long-term business strategy. Accordingly, for 2021, Mses. Wolfe Herd and Subramanian and Mr. Shaukat were eligible to earn cash bonuses pursuant to our short-term incentive program which was designed to align our strategic initiatives to our short-term growth goals. The target bonus amounts that each of our named executive officers were able to earn under the program were $450,000, $314,563 and $500,000, for each of Mses. Wolfe Herd and Subramanian and Mr. Shaukat, respectively. Bonus payout amounts were based on the achievement of performance against a scorecard of financial and strategic objectives. If a threshold level of achievement had been satisfied, as determined for each performance metric, named executive officers are eligible to earn 50%-150% of his or her target bonus amount. The financial objectives, which had a 50% weighting, were comprised of revenue targets with a 25% weighting and adjusted EBITDA (defined as net earnings (loss) excluding income tax (benefit) provision, interest (income) expense, depreciation and amortization, stock-based compensation expense, employer costs related to stock-based compensation, foreign exchange (gain) loss, changes in fair value of contingent earn-out liability, interest rate swaps and investments, transaction and other costs, litigation costs net of insurance reimbursements that arise outside of the ordinary course of business, tax receivable agreement liability remeasurement expense and impairment loss) with a 25% weighting. The strategic objectives, which had a 50% weighting, were comprised of monthly active users, which measures user engagement, with a 25% weighting, and other objectives and key results related to: internal culture and performance; innovation goals; and long-term positioning, which collectively had a 25% weighting. As discussed above, payouts for each of the four components ranged from 50% to 150% of target for performance ranging from threshold to maximum for each metric. If performance was below the threshold level for any component, the payout for that portion would be 0% of target. In determining the amount payable to each of the named executive officers under this bonus program, the Compensation Committee retained discretion to modify each metric’s weighting, and to exercise positive or negative discretion if it determined it was appropriate in the circumstances. In consideration of the achievement against the financial objectives and the strategic objectives in 2021, we determined the following payouts under the short-term incentive program to Mses. Wolfe Herd and Subramanian and Mr. Shaukat, respectively: $463,500, $324,000 and $515,000. These amounts are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For each of the named executive officers, the amounts paid in respect of the 2021 short-term incentive program reflects the achievement of 103% of their respective target bonus amount.

2022 PROXY STATEMENT	35

EXECUTIVE COMPENSATION

Equity Awards

No equity awards were granted to our named executive officers in 2021.

Retirement and Other Benefits

Our named executive officers are eligible to receive the same benefits we provide, and to participate in all plans we offer, to other full-time employees, including: health and dental insurance; group term life insurance; long-term disability insurance; other health and welfare benefits; and our 401(k) Savings Plan.

Outstanding Equity Awards at December 31, 2021

The following table provides information regarding outstanding equity awards made to our named executive officers as of December 31, 2021.

	STOCK AWARDS

NAME	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)

Whitney Wolfe Herd	2,829,270	62,866,379	2,357,724	17,462,876

Tariq M. Shaukat	863,167	19,179,571	719,306	5,327,660

Anuradha B. Subramanian	287,723	6,001,902	239,768	1,667,187

(1)

Reflects Time-Vesting Incentive Units that vest as to 20% of such units on each of the first five anniversaries of the applicable vesting reference date. The vesting reference date for Ms. Wolfe Herd’s Incentive Units is January 29, 2020; the vesting reference date for Mr. Shaukat’s Incentive Units is July 20, 2020; and the vesting reference date for Ms. Subramanian’s Incentive Units is September 21, 2020. See “—2020 Awards” below.

(2)

Value with respect to Time-Vesting Incentive Units was determined based on the difference between the December 31, 2021 closing market price of our common stock of $33.86 per share and the applicable distribution threshold.

(3)

Reflects Exit-Vesting Incentive Units (of which one third are 2.5x Exit-Vesting Incentive Units, one third are 3.0x Exit-Vesting Incentive Units and one third are 3.5x Exit-Vesting Incentive Units). The vesting terms of these Exit-Vesting Incentive Units are described under “—2020 Awards” below.

(4)

Value with respect to Exit-Vesting Incentive Units was determined based on the December 31, 2021 closing market price of our common stock of $33.86 per share, which would have created value in the 2.5x Exit-Vesting Incentive Units based on that price, and the applicable distribution threshold.

2020 Awards

Our named executive officers hold Incentive Units of Buzz Holdings LP, which we refer to as Incentive Units. The Incentive Units were received in connection with the reclassification of our Class B Units in connection with our IPO in 2021, which we refer to as the “Reclassification,” into Incentive Units. The Incentive Units are divided into Time-Vesting Incentive Units (60% of the Incentive Units granted) and Exit-Vesting Incentive Units (40% of the Incentive Units granted, of which one third are 2.5x Exit-Vesting Incentive Units, one third are 3.0x Exit-Vesting Incentive Units and one third are 3.5x Exit-Vesting Incentive Units). Unvested Incentive Units are not entitled to distributions from Buzz Holdings L.P. or to be exchanged for Common Units of Buzz Holdings LP, however, on February 10, 2028, all outstanding Incentive Units (whether vested or unvested) will be automatically converted into Common Units of Buzz Holdings LP. The Incentive Units are subject to the same terms and conditions as applied to the Class B Units immediately prior to the Reclassification, except with respect to certain call rights that do not apply to the Incentive Units.

Terms of the Incentive Units

The vesting terms of the Incentive Units are as follows:

•

The Time-Vesting Incentive Units vest over five years, with 20% vesting on each of the first five anniversaries of a specified vesting reference date, subject to continued employment or service through each applicable vesting date.

36

EXECUTIVE COMPENSATION

•

The 2.5x Exit-Vesting Incentive Units vest when and if Blackstone receives cash proceeds (or, solely with respect to Ms. Wolfe Herd’s Incentive Unit award agreement, marketable securities) in respect of its Common Units in Buzz Holdings L.P. equal to (x) a 2.5x multiple on its investment and (y) a 17.5% annualized internal rate of return on its investment, subject to the executive’s continued employment or service through each applicable vesting date.

•

The 3.0x Exit-Vesting Incentive Units vest when and if Blackstone receives cash proceeds (or, solely with respect to Ms. Wolfe Herd’s Incentive Unit award agreement, marketable securities) in respect of its common units in Buzz Holdings L.P. equal to (x) a 3.0x multiple on its investment and (y) a 17.5% annualized internal rate of return on its investment, subject to the executive’s continued employment or service through each applicable vesting date.

•

The 3.5x Exit-Vesting Incentive Units vest when and if Blackstone receives cash proceeds (or, solely with respect to Ms. Wolfe Herd’s Incentive Unit award agreement, marketable securities) in respect of its common units in Buzz Holdings L.P. equal to (x) a 3.5x multiple on its investment and (y) a 17.5% annualized internal rate of return on its investment, subject to the executive’s continued employment or service through each applicable vesting date.

Subject to the call rights described below, in connection with a termination of employment for “cause” or in the event of a “restrictive covenant violation” (each as defined in the Incentive Unit award agreements), all Incentive Units, whether vested or unvested, will be immediately forfeited. In addition, other than the potential vesting that may occur in connection with certain terminations of employment or change in control events described under “—Termination and Change in Control Provisions—Equity Awards,” all unvested Incentive Units would be forfeited upon a named executive officer’s termination of employment.

The Incentive Units held by Ms. Wolfe Herd, Mr. Shaukat and Ms. Subramanian are subject to call rights upon a restrictive covenant violation, as set forth in the applicable Incentive Unit award agreement. If a restrictive covenant violation occurs, we have the right, but not the obligation, for a 12-month period following such restrictive covenant violation to purchase the vested Incentive Units held by such named executive officer at a price per Incentive Unit equal to the lesser of fair market value and cost, which means that such vested Incentive Units will effectively be forfeited.

Termination and Change in Control Provisions

Severance Arrangements

Ms. Wolfe Herd. Pursuant to the terms of the Wolfe Herd agreement, if Ms. Wolfe Herd’s employment is terminated (i) by us without “cause” (as defined in the Wolfe Herd agreement) and not due to her death or disability or (ii) for “good reason” (as defined in the Wolfe Herd agreement) by Ms. Wolfe Herd, Ms. Wolfe Herd will be entitled to receive the following severance payments and benefits, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus):

•	an amount equal to 12 months’ base salary, payable in equal monthly installments over 12 months;

•	an amount equal to the target bonus for the year of termination of employment, payable within 60 days following such termination of employment; and

•

if Ms. Wolfe Herd timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), continued medical and dental coverage, at active employee rates, for up to 12 months following termination of employment or, if earlier, until the date on which Ms. Wolfe Herd becomes eligible for medical and/or dental coverage from a subsequent employer.

In addition, upon a termination of Ms. Wolfe Herd’s employment due to her death or as a result of her disability, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus), Ms. Wolfe Herd will be entitled to a pro-rated bonus for the year of termination of employment, based on actual performance and paid no later than two and one-half months after the end of the applicable performance period, which we refer to as the pro-rated bonus.

2022 PROXY STATEMENT	37

EXECUTIVE COMPENSATION

Our obligation to provide the severance payments and benefits are contingent upon Ms. Wolfe Herd’s execution and non-revocation of a release of claims and Ms. Wolfe Herd’s continued compliance, in all material respects, with any existing non-competition, non-solicitation and confidentiality agreements with us.

Mr. Shaukat. Pursuant to the terms of the Shaukat agreement, if Mr. Shaukat’s employment is terminated (i) by us without “cause” (as defined in the Shaukat agreement) and not due to his death or disability or (ii) for “good reason” (as defined in the Shaukat agreement), Mr. Shaukat will be entitled to receive the following severance payments and benefits, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus):

•

if such termination of employment occurs (i) prior to July 20, 2022, an amount equal to the sum of (x) 18 months’ base salary and (y) 150% of Mr. Shaukat’s target annual bonus or (ii) on or following July 20, 2022, an amount equal to the sum of (x) 24 months’ base salary and (y) 200% of Mr. Shaukat’s target annual bonus, in each case, payable in equal monthly installments over 18 months or 24 months, as applicable; and

•	if Mr. Shaukat timely elects continued coverage under COBRA, continued medical and dental coverage, at active employee rates.

In addition, upon a termination of Mr. Shaukat’s employment due to his death or as a result of his disability, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus), Mr. Shaukat will be entitled to the pro-rated bonus.

Our obligation to provide the severance payments and benefits listed above are contingent upon Mr. Shaukat’s execution and non-revocation of a release of claims and Mr. Shaukat’s continued compliance with any existing non-competition, non-solicitation and confidentiality agreements with us.

Ms. Subramanian. Pursuant to the terms of the Subramanian agreement, if Ms. Subramanian’s employment is terminated (i) by us without “cause” (as defined in the Subramanian agreement) and not due to her death or disability or (ii) terminated for “good reason” (as defined in the Subramanian agreement) by Ms. Subramanian, Ms. Subramanian will be entitled to receive the following severance payments and benefits, in addition to certain accrued obligations (including any earned but unpaid prior performance period bonus) and payment of any unpaid portion of Ms. Subramanian’s additional bonus payment and/or sign-on bonus payment (as described in more detail above in “—Narrative Disclosure to Summary Compensation Table—Employment Agreements—Subramanian Agreement”):

•	an amount equal to 12 months’ base salary, payable in equal monthly installments over 12 months;

•	the pro-rated bonus; and

•

if Ms. Subramanian timely elects continued coverage under COBRA, continued medical and dental coverage, at active employee rates, for up to 12 months following termination of employment or, if earlier, until the date on which Ms. Subramanian becomes eligible for medical and/or dental coverage from a subsequent employer.

In addition, upon a termination of Ms. Subramanian’s employment due to her death or as a result of her disability, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus), Ms. Subramanian will be entitled to the pro-rated bonus.

Our obligation to provide the severance payments and benefits listed above are contingent upon Ms. Subramanian’s execution and non-revocation of a release of claims and Ms. Subramanian’s continued compliance with any existing non-competition, non-solicitation and confidentiality agreements with us.

Equity Awards

Termination without “cause” or by executive for “good reason”

Ms. Wolfe Herd. In the event that Ms. Wolfe Herd’s employment is terminated by us without “cause” or by Ms. Wolfe Herd for “good reason” (each as defined in the Wolfe Herd agreement), an additional 20% of the Time-Vesting Incentive Units will become vested upon such termination of employment. Furthermore, the Exit-

38

EXECUTIVE COMPENSATION

Vesting Incentive Units will remain eligible to vest for 180 days following termination of employment if the applicable Exit-Vesting criteria discussed above under “—Outstanding Equity Awards at December 31, 2021—2020 Awards” is satisfied during such 180-day period (including upon a change in control event that occurs during such period, as described below).

Mr. Shaukat and Ms. Subramanian. There is no additional vesting with respect to the Incentive Units held by Mr. Shaukat or Ms. Subramanian upon a termination of employment by us without “cause” (other than as set forth below following a change in control event) or by Mr. Shaukat or Ms. Subramanian for “good reason.”

Change in Control

Ms. Wolfe Herd. If a change in control (generally defined to include the acquisition of a majority of Buzz Holdings L.P. and its subsidiaries by a third party) occurs while Ms. Wolfe Herd is employed or providing services, all unvested Time-Vesting Incentive Units will become fully vested on an accelerated basis. Furthermore, the Exit-Vesting Incentive Units will vest to the extent the applicable vesting criteria discussed above under “—Outstanding Equity Awards at December 31, 2021—2020 Awards” is satisfied in connection with such change in control event. Any such Exit-Vesting Incentive Units that do not vest in connection with the change in control event will remain outstanding and eligible to vest in connection with the receipt by Blackstone of cash or marketable securities (as determined in accordance with Ms. Wolfe Herd’s Incentive Unit award agreement) in respect of its investment prior to Ms. Wolfe Herd’s termination of employment with us or, if applicable, during the 180-day period following termination of employment by us without “cause” or by Ms. Wolfe Herd for “good reason.”

Mr. Shaukat and Ms. Subramanian. If a change in control occurs while Mr. Shaukat or Ms. Subramanian is employed or providing services, and, within the two-year period following such change in control event, the employment of Mr. Shaukat or Ms. Subramanian, as applicable, is terminated by us (or a successor) without “cause,” then all then-unvested outstanding Time-Vesting Incentive Units (or substitute equity or consideration of a successor or its affiliate, as applicable), will become vested upon such termination of employment. Furthermore, the Exit-Vesting Incentive Units will vest to the extent the applicable vesting criteria discussed above under “—Outstanding Equity Awards at December 31, 2021—2020 Awards” is satisfied in connection with such change in control event.

2022 PROXY STATEMENT	39

Compensation Committee

Interlocks and Insider Participation

Other than Whitney Wolfe Herd, no member of our Board of Directors was at any time during the last completed fiscal year, or at any other time, one of our officers or employees. During 2021, none of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee. We are party to certain transactions with affiliates of Blackstone described in “Transactions with Related Persons.”

40

Equity Compensation Plan Information

As of December 31, 2021, outstanding equity awards included Incentive Units as described under “Executive Compensation—Outstanding Equity Awards at December 31, 2021—2020 Awards”. In connection our IPO, effective February 10, 2021, we adopted and our shareholders approved our Omnibus Incentive Plan and our Employee Stock Purchase Plan. In connection with our IPO, all Class B Units were either converted to Incentive Units, restricted shares of Class A common stock or vested shares of our Class A common stock and all Phantom Class B Units of Buzz Management Aggregator L.P. were converted into RSUs in respect of a number of shares of our Class A common stock. In addition, Class B unitholders whose units were not converted to Incentive Units and all Phantom Class B unitholders were granted options to purchase shares of Class A common stock under our Omnibus Incentive Plan.

The following table sets forth information as of December 31, 2021 regarding the Company’s equity compensation plans, giving effect to the conversion described above. The only plans pursuant to which the Company may currently make additional equity grants or issue equity compensation are the Omnibus Incentive Plan and the Employee Stock Purchase Plan.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (a)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (b)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a)) (c)

Equity compensation plans approved by security holders:

Omnibus Incentive Plan	12,753,261	(1)	$43.69	(2)	27,271,121	(3)

Employee Stock Purchase Plan	—		N/A		4,500,000	(4)

Total:	12,753,261				31,771,121

(1)

Total includes stock options, RSUs and Incentive Units. With respect to Incentive Units, the amount in the table includes 6,471,727 shares of Class A common stock that would be issuable upon the exchange of an equivalent number of Common Units into which outstanding Incentive Units on December 31, 2021 would be convertible based on our closing price of $33.96 per share.

(2)

The weighted average exercise price relates only to stock options. The calculation of the weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

(3)

These shares are available for grant as of December 31, 2021 under the Omnibus Incentive Plan pursuant to which we may make various stock-based awards including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, Common Units, Incentive Units, performance awards and other stock-based or stock-denominated awards with respect to the Company’s Class A common stock. The aggregate number of Class A common stock covered by the Omnibus Incentive Plan is increased on the first day of each fiscal year during its term by the number of shares of Class A common stock in an amount equal to the least of (x) 12,000,000 shares of Common Stock, (y) 5% of the total number of shares of Class A common stock outstanding on the last day of the immediately preceding fiscal year, and (z) a lower number of shares of Class A common stock as determined by the Board of Directors. In February 2022, in accordance with its discretion, the Board determined not to increase the number of Class A common stock available for issuance under the Omnibus Incentive Plan.

(4)

These shares are reserved for issuance under our Employee Stock Purchase Plan. No offering periods will commence under the Employee Stock Purchase Plan until such time and subject to such terms and conditions as may be determined by the Compensation Committee of our Board of Directors.

2022 PROXY STATEMENT	41

Ownership of Securities

The following table sets forth information regarding the beneficial ownership of shares of our Class A common stock and of Common Units, as of April 11, 2022, by (1) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of Bumble Inc., (2) each of our directors and named executive officers and (3) all of our directors and executive officers as a group.

The percentage of beneficial ownership of (1) Class A common stock is based upon 129,520,519 shares issued and outstanding and (2) Common Units is based upon 188,253,846 Common Units outstanding (including 129,520,519 Common Units held directly or indirectly by the Company), in each case as of April 11, 2022.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of Class A common stock and/or Common Units, as applicable, issuable pursuant to the exchange of Common Units, conversion of vested Incentive Units, or otherwise are either immediately exchangeable or convertible within 60 days of April 11, 2022. These securities are deemed to be outstanding and beneficially owned by the person holding those Common Units or Incentive Units, as applicable, for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Bumble Inc., 1105 West 41st Street, Austin, Texas 78756.

	CLASS A COMMON STOCK BENEFICIALLY OWNED(1)		COMMON UNITS BENEFICIALLY OWNED(1)		COMBINED VOTING POWER(2)

NAME OF BENEFICIAL OWNER	NUMBER	PERCENTAGE	NUMBER	PERCENTAGE	PERCENTAGE

Parties to our Stockholders Agreement as a group	43,785,842	33.8%	59,357,060	31.4%	92.2%

Blackstone(3)	43,181,192	33.3%	34,356,242	18.3%	70.2%

Whitney Wolfe Herd(4)	604,650	*	25,000,817	13.2%	22.0%

Ann Mather(5)	—	—	52,197	*	—

Christine L. Anderson	—	—	—	—	—

R. Lynn Atchison(6)	—	—	2,680	*	—

Sachin J. Bavishi	—	—	—	—	—

Matthew S. Bromberg(7)	—	—	6,524	*	—

Amy M. Griffin(8)	152,700	*	—	—	*

Jonathan C. Korngold	—	—	—	—	—

Jennifer B. Morgan	—	—	—	—	—

Elisa A. Steele	9,125	*	—	—	*

Pamela A. Thomas-Graham(9)	6,535	*	5,886	*	*

Tariq M. Shaukat(10)	200	*	190,745	*	*

Anuradha B. Subramanian(11)	—	—	35,317	*	—

Directors and executive officers as a group (14 persons)(12)	773,210	*	25,308,907	13.4%	22.0%

Other 5% Shareholders:

JPMorgan Chase & Co.(13)	13,492,883	10.4%	—	—	* %

The Vanguard Group(14)	7,216,518	5.6%	—	—	* %

Accel(15)	7,075,459	5.5%	—	—	* %

*	Represents less than 1%.

42

OWNERSHIP OF SECURITIES

(1)

Subject to the terms of the exchange agreement, the Common Units are exchangeable for shares of our Class A common stock on a one-for-one basis. See “Item 13—Certain Relationships and Related Transactions, and Director Independence—Exchange Agreement.” Beneficial ownership of Common Units reflected in this table has not been also reflected as beneficial ownership of shares of our Class A common stock for which such units may be exchanged. In calculating the percentage of Common Units beneficially owned, the Common Units held by Bumble Inc. are treated as outstanding.

(2)

Represents percentage of voting power of the Class A common stock and Class B common stock of Bumble Inc. voting together as a single class. In general, each share of our Class A common stock entitles its holder to one vote on all matters on which stockholders of Bumble Inc. are entitled to vote generally. Shares of Class B common stock have no economic rights but each share generally entitles each holder, without regard to the number of shares of Class B common stock held by such holder, to a number of votes that is equal to the aggregate number of Common Units held by such holder on all matters on which stockholders of Bumble Inc. are entitled to vote generally. Holders of shares of our Class B common stock vote together with holders of our Class A common stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law. Notwithstanding the foregoing, unless they elect otherwise, each of our Principal Stockholders is entitled to outsized voting rights as follows. Until the High Vote Termination Date (the earlier to occur of (i) seven years from the closing of the IPO and (ii) the date the parties to the stockholders agreement cease to own in the aggregate 7.5% of the outstanding shares of Class A common stock, assuming exchange of all Common Units), each share of Class A common stock held by a Principal Stockholder entitles such Principal Stockholder to ten votes and each Principal Stockholder that holds Class B common stock is entitled, without regard to the number of shares of Class B common stock held by such Principal Stockholder, to a number of votes equal to 10 times the aggregate number of Common Units (including Common Units issued upon conversion of vested Incentive Units) of Bumble Holdings held by such Principal Stockholder. In addition, if, at any time, our Founder is neither an employee nor a director, any Class A common stock or Class B common stock held by our Founder will be entitled to one vote per share (in the case of the Class A common stock) or a number of votes that is equal to the aggregate number of Common Units (including Common Units issued upon conversion of vested Incentive Units) of Bumble Holdings held by our Founder (in the case of the Class B common stock), in each case on all matters on which stockholders of Bumble Inc. are entitled to vote generally.

(3)

Information about the number of shares beneficially owned is based on information reported by the Blackstone Funds (as defined below) on Schedule 13D filed with the SEC on September 1 5, 2021. Reflects 18,357 shares of Class A common stock, 33,982,606 Common Units and one share of Class B common stock directly held by BX Buzz ML-5 Holdco L.P., 306,667 Common Units and one share of Class B common stock directly held by BX Buzz ML-6 Holdco L.P., 66,969 Common Units and one share of Class B common stock directly held by BX Buzz ML-7 Holdco L.P., 1,880,429 shares of Class A common stock directly held by BX Buzz ML-1 Holdco L.P., 25,873,691 shares of Class A common stock directly held by BX Buzz ML-2 Holdco L.P., 4,200,373 shares of Class A common stock directly held by BX Buzz ML-3 Holdco L.P. and 11,208,342 shares of Class A common stock directly held by BX Buzz ML-4 Holdco L.P. (together, the “Blackstone Funds”).

BX Buzz ML-5 GP LLC is the general partner of BX Buzz ML-5 Holdco L.P. Blackstone Buzz Holdings L.P. is the sole limited partner of BX Buzz ML-5 Holdco L.P. and the sole member of BX Buzz ML-5 GP LLC. BTO Holdings Manager—NQ L.L.C. is the general partner of Blackstone Buzz Holdings L.P. Blackstone Tactical Opportunities Associates—NQ L.L.C. is the managing member of BTO Holdings Manager—NQ L.L.C. BTOA—NQ L.L.C. is the sole member of Blackstone Tactical Opportunities Associates—NQ L.L.C.

BX Buzz ML-6 GP LLC is the general partner of BX Buzz ML-6 Holdco L.P. Blackstone Tactical Opportunities Fund—FD L.P. is the sole limited partner of BX Buzz ML-6 Holdco L.P. and the sole member of BX Buzz ML-6 GP LLC. Blackstone Tactical Opportunities Associates III—NQ L.P. is the general partner of Blackstone Tactical Opportunities Fund—FD L.P. BTO DE GP—NQ L.L.C. is the general partner of Blackstone Tactical Opportunities Associates III—NQ L.P.

BX Buzz ML-7 GP LLC is the general partner of BX Buzz ML-7 Holdco L.P. Blackstone Family Investment Partnership—Growth ESC L.P. is the sole limited partner of BX Buzz ML-7 Holdco L.P. and the sole member of BX Buzz ML-7 GP LLC. BXG Side-by-Side GP L.L.C. is the general partner of Blackstone Family Investment Partnership—Growth ESC L.P. Blackstone Holdings II L.P. is the sole member of BXG Side-by-Side GP L.L.C.

BX Buzz ML-1 GP LLC is the general partner of BX Buzz ML-1 Holdco L.P. BXG Buzz Holdings L.P. is the sole limited partner of BX Buzz ML-1 Holdco L.P. and the sole member of BX Buzz ML-1 GP LLC. BXG Holdings Manager L.L.C. is the general partner of BXG Buzz Holdings L.P. Blackstone Growth Associates L.P. is the managing member of BXG Holdings Manager L.L.C. BXGA L.L.C. is the general partner of Blackstone Growth Associates L.P.

BX Buzz ML-2 GP LLC is the general partner of BX Buzz ML-2 Holdco L.P. BCP Buzz Holdings L.P. is the sole limited partner of BX Buzz ML-2 Holdco L.P. and the sole member of BX Buzz ML-2 GP LLC. BCP VII Holdings Manager – NQ L.L.C. is the general partner of BCP Buzz Holdings L.P. Blackstone Management Associates VII NQ L.L.C. is the managing member of BCP VII Holdings Manager – NQ L.L.C. BMA VII NQ L.L.C. is the managing member of Blackstone Management Associates VII NQ L.L.C.

BX Buzz ML-3 GP LLC is the general partner of BX Buzz ML-3 Holdco L.P. BSOF Buzz Aggregator L.L.C. is the sole limited partner of BX Buzz ML-3 Holdco L.P. and the sole member of BX Buzz ML-3 GP LLC. Blackstone Strategic Opportunity Associates L.L.C. is the managing member of BSOF Buzz Aggregator L.L.C. Blackstone Holdings II L.P. is the sole member of Blackstone Strategic Opportunity Associates L.L.C.

Blackstone Holdings II L.P. is the managing member of each of BTOA—NQ L.L.C., BTO DE GP—NQ L.L.C., BXGA L.L.C., and BMA VII NQ L.L.C. Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings II L.P.

BX Buzz ML-4 GP LLC is the general partner of BX Buzz ML-4 Holdco L.P. BTO Buzz Holdings II L.P. is the sole limited partner of BX Buzz ML-4 Holdco L.P. and the sole member of BX Buzz ML-4 GP LLC. BTO Holdings Manager L.L.C. is the general partner of BTO

2022 PROXY STATEMENT	43

OWNERSHIP OF SECURITIES

Buzz Holdings II L.P. Blackstone Tactical Opportunities Associates L.L.C. is the managing member of BTO Holdings Manager L.L.C. BTOA L.L.C. is the managing member of Blackstone Tactical Opportunities Associates L.L.C. Blackstone Holdings III L.P. is the managing member of BTOA L.L.C.

Blackstone Holdings III GP L.P. is the general partner of Blackstone Holdings III L.P. Blackstone Holdings III GP Management L.L.C. is the general partner of Blackstone Holdings III GP L.P.

Blackstone Inc. is the sole member of Blackstone Holdings I/II GP L.L.C. and Blackstone Holdings III GP Management L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.

Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman may be deemed to beneficially own the securities directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such securities (other than the Blackstone Funds to the extent of their direct holdings). The address of Mr. Schwarzman and each of the other entities listed in this footnote is c/o Blackstone Inc., 345 Park Avenue, New York, New York 10154.

(4)

Reflects (a) 24,230,911 Common Units and one share of Class B common stock directly held by Beehive Holdings III, LP, (b) 769,906 Common Units which would be received within 60 days of April 11, 2022 upon conversion of the vested Incentive Units (assuming the $25.54 closing price per share of Class A common stock on such date) directly held by Beehive Holdings II, LP, which are exchangeable for shares of Class A common stock and one share of Class B common stock directly held by Beehive Holdings II, LP, (c) 465,116 shares of Class A common stock held directly by Ms. Wolfe Herd’s spouse, (d) 23,255 shares of Class A common stock held by a trust, of which Ms. Wolfe Herd’s spouse is the trustee and (e) 116,279 shares of Class A common stock held in a foundation over which Ms. Wolfe Herd’s spouse may be deemed to have shared voting and dispositive power. Ms. Wolfe Herd may be deemed to have shared investment and voting power over the shares held by her spouse, the trust and the foundation described herein and such shares are entitled to one vote per share.

The general partner of Beehive Holdings II, LP is Beehive Holdings Management II, LLC. The general partner of Beehive Holdings III, LP is Beehive Holdings Management III, LLC. Whitney Wolfe Herd is the sole member of Beehive Holdings Management II, LLC and Beehive Holdings Management III, LLC. The address of Ms. Wolfe Herd and each of the other entities listed in this footnote is c/o Bumble Inc., 1105 West 41st Street, Austin, Texas 78756.

(5)

Reflects 52,197 Common Units which would be received within 60 days of April 11, 2022 upon conversion of the vested Incentive Units (assuming the $25.54 closing price per share of Class A common stock on such date) directly held by Ms. Mather, which are exchangeable for shares of Class A common stock and one share of Class B common stock directly held by Ms. Mather.

(6)

Reflects 2,680 Common Units which would be received within 60 days of April 11 , 2022 upon conversion of the vested Incentive Units (assuming the $25.54 closing price per share of Class A common stock on such date) directly held by Ms. Atchison, which are exchangeable for shares of Class A common stock and one share of Class B common stock directly held by Ms. Atchison.

(7)

Reflects 6,524 Common Units which would be received within 60 days of April 11, 2022 upon conversion of the vested Incentive Units (assuming the $25.54 closing price per share of Class A common stock on such date) directly held by Mr. Bromberg, which are exchangeable for shares of Class A common stock and one share of Class B common stock directly held by Mr. Bromberg.

(8)

Reflects 152,700 shares of Class A common stock beneficially owned by Ms. Griffin’s spouse. Ms. Griffin may be deemed to have shared investment and voting power over such shares and such shares are entitled to one vote per share.

(9)

Reflects 5,886 Common Units which would be received within 60 days of April 11, 2022 upon conversion of the vested Incentive Units (assuming the $25.54 closing price per share of Class A common stock on such date) directly held by Ms. Thomas-Graham, which are exchangeable for shares of Class A common stock and one share of Class B common stock directly held by Ms. Thomas-Graham.

(10)

Reflects 117,443 Common Units which would be received within 60 days of April 11, 2022 upon conversion of the vested Incentive Units (assuming the $25.54 closing price per share of Class A common stock on such date) directly held by Mr. Shaukat, which are exchangeable for shares of Class A common stock and one share of Class B common stock directly held by Mr. Shaukat.

(11)

Reflects 35,317 Common Units which would be received within 60 days of April 11, 2022 upon conversion of the vested Incentive Units (assuming the $25.54 closing price per share of Class A common stock on such date) directly held by Ms. Subramanian, which are exchangeable for shares of Class A common stock and one share of Class B common stock directly held by Ms. Subramanian.

(12)

Reflects 1,004,694 Common Units which would be received within 60 days of April 11, 2022 upon conversion of the vested Incentive Units (assuming the $25.54 closing price per share of Class A common stock on such date) directly held by our directors and executive officers, which are exchangeable for shares of Class A common stock.

(13)

Information about the number of shares beneficially owned is based on information reported by JPMorgan Chase & Co. on Schedule 13G/A filed with the SEC on April 5, 2022, in which JPMorgan Chase & Co. reported that it has sole dispositive power with respect to 13,393,417 shares, shared dispositive power with respect to 99,466 shares, sole voting power with respect to 11,517,601 shares and shared voting power with respect to 180,220 shares. JPMorgan Chase & Co. listed its address as 383 Madison Avenue, New York, NY 10179.

44

OWNERSHIP OF SECURITIES

(14)

Information about the number of shares beneficially owned is based on information reported by The Vanguard Group on Schedule 13G filed with the SEC on February 9, 2022, in which The Vanguard Group reported that it has sole dispositive power with respect to 7,130,196 shares, shared dispositive power with respect to 86,322 shares, and shared voting power with respect to 23,246 shares. The Vanguard Group listed its address as 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(15)

Information about the number of shares beneficially owned is based on information reported by Accel Growth Fund V L.P., Accel Growth Fund V Strategic Partners L.P., Accel Growth Fund V Associates L.L.C., Accel Growth Fund V Investors (2019) L.L.C., Accel Leaders Fund II L.P., Accel Leaders Fund II Strategic Partners L.P., Accel Leaders Fund II Associates L.L.C., and Accel Leaders Fund II Investors (2019) L.L.C. on Schedule 13G filed with the SEC on February 14, 2022.

Reflects 4,848,635 shares of Class A common stock directly held by Accel Growth Fund V L.P., 205,896 shares of Class A common stock directly held by Accel Growth Fund V Strategic Partners L.P., 252,063 shares of Class A common stock directly held by Accel Growth Fund V Investors (2019) L.L.C., 1,615,150 shares of Class A common stock directly held by Accel Leaders Fund II L.P., 68,809 shares of Class A common stock directly held by Accel Leaders Fund II Strategic Partners L.P., and 84,906 shares of Class A common stock directly held by Accel Leaders Fund II Investors (2019) L.L.C.

Accel Growth Fund V Associates L.L.C. is the general partner of Accel Growth Fund V L.P. and Accel Growth Fund V Strategic Partners L.P. Accel Leaders Fund II Associates L.L.C. is the general partner of Accel Leaders Fund II L.P. and Accel Leaders Fund II Strategic Partners L.P. The address for each of Accel Growth Fund V L.P., Accel Growth Fund V Strategic Partners L.P., Accel Growth Fund V Associates L.L.C., Accel Growth Fund V Investors (2019) L.L.C., Accel Leaders Fund II L.P., Accel Leaders Fund II Strategic Partners L.P., Accel Leaders Fund II Associates L.L.C., and Accel Leaders Fund II Investors (2019) L.L.C. is 500 University Avenue, Palo Alto, CA 94301.

2022 PROXY STATEMENT	45

Transactions With Related Persons

Statement of Policy Regarding Transactions with Related Persons

Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our “Related Person Transaction Policy,” to assist it in reviewing, approving and ratifying transactions with related persons and to assist us in the preparation of related disclosures required by the SEC. This Related Person Transaction Policy supplements our other policies that may apply to transactions with related persons, such as our Corporate Governance Guidelines and our Code of Conduct. Our Related Person Transaction Policy requires that each “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any “related person” (as defined Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest) be reviewed and approved or ratified by an approving body composed of disinterested and independent members of the Board of Directors or any committee of the Board of Directors. Our Board of Directors has designated the Audit and Risk Committee to serve as the approving body for this purpose. In its review, the Audit and Risk Committee will consider the relevant facts and circumstances, including:

•	the related person’s relationship with the Company and interest in the transaction;

•	the material terms of the transaction;

•	the importance and fairness of the transaction both to Bumble and the related person;

•	the business rationale for entering into the transaction;

•	whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of Bumble;

•	whether the value and terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by Bumble with non-related persons, if any; and

•

with respect to a non-employee director or nominee, whether the transaction would compromise the director’s independence under our Corporate Governance Guidelines, the Nasdaq listing standards (including those applicable to committee service) and Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit and Risk Committee, or status as a “non-employee director” under Rule 16b-3 of the Exchange Act, if such non-employee director serves on the Compensation Committee.

The Audit and Risk Committee will not approve or ratify a related person transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, the best interests of the Company. The Audit and Risk Committee may also conclude, upon review of all relevant information, that the transaction does not constitute a related person transaction and thus that no further review is required under the policy.

Since our IPO, all of the related party transactions described below have been approved in accordance with the Related Person Transaction Policy.

Stockholders Agreement

In connection with our IPO, we entered into a stockholders agreement with our Principal Stockholders. This agreement requires us to, among other things, nominate a number of individuals designated by our Sponsor for election as our directors at any meeting of our stockholders (each a “Sponsor Director”) such that, upon the election of each such individual, and each other individual nominated by or at the direction of our Board of Directors or a duly-authorized committee of the Board, as a director of our Company, the number of Sponsor Directors serving as directors of our Company will be equal to: (i) if our Sponsor, entities affiliated with Accel Partners LP (our “Co-Investor”) and their affiliates together continue to beneficially own at least 50% of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is greater than 50% of the total number of directors comprising our Board of Directors; (ii) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 40% (but less than 50%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the

46

TRANSACTIONS WITH RELATED PERSONS

lowest whole number that is at least 40% of the total number of directors comprising our Board of Directors; (iii) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 30% (but less than 40%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 30% of the total number of directors comprising our Board of Directors; (iv) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 20% (but less than 30%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 20% of the total number of directors comprising our Board of Directors; and (v) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 5% (but less than 20%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 10% of the total number of directors comprising our Board of Directors. In addition, for so long as our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 5% of the outstanding shares of Class A common stock, assuming exchange of all Common Units, our Sponsor will have the right to appoint a non-voting observer to attend meetings of our Board of Directors. For so long as the stockholders agreement remains in effect, Sponsor Directors may be removed only with the consent of our Sponsor. In the case of a vacancy on our Board created by the removal or resignation of a Sponsor Director, the stockholders agreement will require us to nominate an individual designated by our Sponsor for election to fill the vacancy. Additionally, our Sponsor must consent to any increase or decrease in the total number of directors on our Board of Directors. The stockholders agreement and our Amended and Restated Certificate of Incorporation (the “Charter”) and Bylaws require that certain amendments to our Charter and Bylaws, and any change to the number of our directors, will require the consent of our Sponsor.

In addition, the stockholders agreement permits our Sponsor and its affiliates to assign their rights and obligations under the agreement, in whole or in part, without our prior written consent, including the ability to designate an assignee as a “Principal Stockholder” for the purposes of the voting provisions of our Charter. Furthermore, the stockholders agreement also requires us to cooperate with our Sponsor in connection with certain future pledges, hypothecations, grants of security interest in or transfers (including to third party investors) of any or all of the Common Units held by our Sponsor, including to banks or financial institutions as collateral or security for loans, advances or extensions of credit. Moreover, our Sponsor has certain customary information rights pursuant to the stockholders agreement.

Additionally, the agreement grants our Founder the right to nominate one director to our Board of Directors for so long as our Founder beneficially owns at least 50% of the Common Units beneficially owned by our Founder as of the closing of the Sponsor Acquisition (as described below) (as appropriately adjusted for any stock split, stock dividend, combination, reclassification, recapitalization, merger, consolidation, exchange or the like).

Exchange Agreement

In connection with our IPO and related transactions, we entered into an exchange agreement with the holders of our Common Units, including our Sponsor and our Founder, pursuant to which each holder of Common Units (including Common Units issued upon conversion of vested Incentive Units) (and certain permitted transferees thereof) may on a quarterly basis (subject to the terms of the exchange agreement) exchange their Common Units for shares of Class A common stock of Bumble on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. In addition, subject to certain requirements, our Sponsor and our Founder are generally permitted to exchange Common Units for our Class A common stock from and after the closing of our IPO provided that the number of Common Units surrendered in such exchanges during any 30 calendar day period represent, in the aggregate, greater than 2% of total interests in partnership capital or profits. Any Class A common stock received by our Sponsor or our Founder in any such exchange during a restricted period would be subject to applicable restrictions. The exchange agreement also provides that a holder of Common Units will not have the right to exchange Common Units if Bumble determines that such exchange would be prohibited by law or regulation or would violate other agreements with Bumble to which the holder of Common Units may be subject. Bumble may impose additional restrictions on exchange that it determines to be necessary or advisable so that Bumble Holdings is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a holder exchanges Common Units for shares of Class A common stock, the number of Common Units held by Bumble is correspondingly increased as it acquires the exchanged Common Units.

2022 PROXY STATEMENT	47

TRANSACTIONS WITH RELATED PERSONS

Registration Rights Agreement

In connection with our IPO and related transactions, we entered into a registration rights agreement with our Principal Stockholders and our Co-Investor, which provides for customary “demand” registrations and “piggyback” registration rights. The registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act of 1933, as amended.

Tax Receivable Agreement

In connection with our IPO and related transactions, Bumble entered into a tax receivable agreement with certain of our pre-IPO owners, including our Sponsor and our Founder, that provides for the payment by Bumble to such pre-IPO owners of 85% of the benefits, if any, that Bumble actually realizes, or is deemed to realize (calculated using certain assumptions), as a result of (i) Bumble’s allocable share of existing tax basis acquired in our IPO, (ii) increases in Bumble’s allocable share of existing tax basis and adjustments to the tax basis of the tangible and intangible assets of Bumble Holdings as a result of sales or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock in connection with or after our IPO and (iii) Bumble’s utilization of certain tax attributes of certain entities that are taxable as corporations for U.S. federal income tax purposes in which the pre-IPO owners that received shares of Class A common stock pursuant to the Blocker Restructuring (as defined below) held interests prior to the IPO (the “Blocker Companies”) (including the Blocker Companies’ allocable share of existing tax basis) and (iv) certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. There is significant existing tax basis in the assets of Bumble Holdings as a result of the Sponsor Acquisition, and subsequent sales or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) are expected to result in increases in the tax basis of the assets of Bumble Holdings. The existing tax basis, increases in existing tax basis and tax basis adjustments generated over time may increase (for tax purposes) the depreciation and amortization deductions available to Bumble and, therefore, may reduce the amount of U.S. federal, state and local tax that Bumble would otherwise be required to pay in the future, although the IRS may challenge all or part of the validity of that tax basis, and a court could sustain such a challenge. Bumble’s allocable share of existing tax basis acquired in our IPO and the increase in Bumble’s allocable share of existing tax basis and the anticipated tax basis adjustments upon purchases or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets. Actual tax benefits realized by Bumble may differ from tax benefits calculated under the tax receivable agreement as a result of the use of certain assumptions in the tax receivable agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligation under the tax receivable agreement is an obligation of Bumble and not of Bumble Holdings. Bumble expects to benefit from the remaining 15% of cash tax benefits, if any, it realizes from such tax benefits. For purposes of the tax receivable agreement, the cash tax benefits will be computed by comparing the actual income tax liability of Bumble to the amount of such taxes that Bumble would have been required to pay had there been no existing tax basis, no anticipated tax basis adjustments of the assets of Bumble Holdings as a result of purchases or exchanges and no utilization of certain tax attributes of the Blocker Companies (including the Blocker Companies’ allocable share of existing tax basis), and had Bumble not entered into the tax receivable agreement. The actual and hypothetical tax liabilities determined in the tax receivable agreement will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted-average state and local income tax rate based on apportionment factors for the applicable period (along with the use of certain other assumptions). The term of the tax receivable agreement will continue until all such tax benefits have been utilized or expired, unless Bumble exercises its right to terminate the tax receivable agreement early, certain changes of control occur (as described in more detail below) or Bumble breaches any of its material obligations under the tax receivable agreement, in which case all obligations generally will be accelerated and due as if Bumble had exercised its right to terminate the tax receivable agreement. The payment to be made upon an early termination of the tax receivable agreement will generally equal the present value of payments to be made under the tax receivable agreement using certain assumptions. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the

48

TRANSACTIONS WITH RELATED PERSONS

calculation of amounts payable depends on a variety of factors. The increase in Bumble’s allocable share of existing tax basis and the anticipated tax basis adjustments upon the purchase or exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including:

•

the timing of purchases or exchanges—for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of Bumble Holdings at the time of each purchase or exchange. In addition, the increase in Bumble’s allocable share of existing tax basis acquired upon the future exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock will vary depending on the amount of remaining existing tax basis at the time of such purchase or exchange;

•

the price of shares of our Class A common stock at the time of the purchase or exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of Bumble Holdings, is directly proportional to the price of shares of our Class A common stock at the time of the purchase or exchange;

•

the extent to which such purchases or exchanges do not result in a basis adjustment—if a purchase or an exchange does not result in an increase to the existing basis, increased deductions will not be available;

•

the amount of tax attributes—the amount of applicable tax attributes of the Blocker Companies at the time of certain restructuring transactions in connection with the IPO that resulted in the acquisition by certain pre-IPO owners of shares of Class A common stock in exchange for their ownership interests in the Blocker Companies and Bumble acquiring an equal number of outstanding Common Units (the “Blocker Restructuring”) will impact the amount and timing of payments under the tax receivable agreement;

•

changes in tax rates—payments under the tax receivable agreement will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted-average state and local income tax rate based on apportionment factors for the applicable period, so changes in tax rates will impact the magnitude of cash tax benefits covered by the tax receivable agreement and the amount of payments under the tax receivable agreement; and

•

the amount and timing of our income—Bumble is obligated to pay 85% of the cash tax benefits under the tax receivable agreement as and when realized. If Bumble does not have taxable income, Bumble is not required (absent a change of control or circumstances requiring an early termination payment) to make payments under the tax receivable agreement for a taxable year in which it does not have taxable income because no cash tax benefits will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in cash tax benefits that will result in payments under the tax receivable agreement.

We expect that as a result of the size of Bumble’s allocable share of existing tax basis acquired in our IPO (including such existing tax basis acquired from the Blocker Companies pursuant to the Blocker Restructuring), the increase in Bumble’s allocable share of existing tax basis and the anticipated tax basis adjustment of the tangible and intangible assets of Bumble Holdings upon the purchase or exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock and our possible utilization of certain tax attributes, the payments that we may make under the tax receivable agreement will be substantial. We estimate the amount of existing tax basis with respect to which our pre-IPO owners will be entitled to receive payments under the tax receivable agreement (assuming all pre-IPO owners that hold Common Units following the Reclassification (the “Pre-IPO Common Unitholders”) exchanged their Common Units for shares of Class A common stock on the date of the IPO, and assuming all vested Incentive Units were converted to Common Units and subsequently exchanged for shares of Class A common stock at the IPO price of $43.00 per share of Class A common stock) is approximately $2,603.7 million, which includes Bumble’s allocable share of existing tax basis acquired in the IPO, which we have determined to be approximately $1,728.1 million. In determining Bumble’s allocable share of existing tax basis acquired in the IPO, we have given retrospective effect to certain exchanges of Common Units for Class A shares that occurred following the IPO that were contemplated to have occurred pursuant to the Blocker Restructuring. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the tax receivable agreement exceed the actual cash tax benefits that Bumble realizes in respect of the tax attributes subject to the tax receivable agreement and/or if

2022 PROXY STATEMENT	49

TRANSACTIONS WITH RELATED PERSONS

distributions to Bumble by Bumble Holdings are not sufficient to permit Bumble to make payments under the tax receivable agreement after it has paid taxes and other expenses. Late payments under the tax receivable agreement generally will accrue interest at an uncapped rate equal to one year LIBOR (or its successor rate) plus 500 basis points. The payments under the tax receivable agreement are not conditioned upon continued ownership of us by the pre-IPO owners.

In addition, Bumble may elect to terminate the tax receivable agreement early by making an immediate payment equal to the present value of the anticipated future cash tax benefits with respect to all Common Units (including Common Units issued or that would be issued upon the conversion of vested Incentive Units entitled to convert to Common Units). In determining such anticipated future cash tax benefits, the tax receivable agreement includes several assumptions, including that (i) any Common Units (including Common Units issued or that would be issued upon the conversion of vested Incentive Units entitled to convert to Common Units) that have not been exchanged are deemed exchanged for the market value of the shares of Class A common stock at the time of termination, (ii) Bumble will have sufficient taxable income in each future taxable year to fully realize all potential tax benefits, (iii) Bumble will have sufficient taxable income to fully utilize any remaining net operating losses subject to the tax receivable agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses or the five-year period after the early termination or change in control, (iv) the tax rates for future years will be those specified in the law as in effect at the time of termination and (v) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax benefits are discounted at a rate equal to the lesser of (i) 6.5% per annum and (ii) one year LIBOR (or its successor rate) plus 100 basis points. Based upon certain assumptions, we estimate that if Bumble had exercised its termination right immediately following the IPO, the aggregate amount of the early termination payments required under the tax receivable agreement would have been approximately $1,255.9 million. In determining this estimated amount, we have given retrospective effect to certain exchanges of Common Units for Class A shares that occurred following the IPO that were contemplated to have occurred pursuant to the Blocker Restructuring.

Furthermore, in the event of certain changes of control, if Bumble breaches any of its material obligations under the tax receivable agreement and in certain events of bankruptcy or liquidation, the obligations of Bumble would be automatically accelerated and be immediately due and payable, and Bumble would be required to make an immediate payment equal to the present value of the anticipated future cash tax benefit with respect to all Common Units (including Common Units issued or that would be issued upon the conversion of vested Incentive Units entitled to convert to Common Units), calculated based on the valuation assumptions described above. As a result, Bumble could be required to make payments under the tax receivable agreement that are greater than the specified percentage of the actual cash tax benefits that Bumble realizes in respect of the tax attributes subject to the tax receivable agreement or that are prior to the actual realization, if any, of such future tax benefits. In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our liquidity. Changes in law or changes in tax rates following the date of acceleration may also result in payments being made in excess of the future tax benefits, if any.

Decisions made by our pre-IPO owners in the course of running our business may influence the timing and amount of payments that are received by an exchanging or selling existing owner under the tax receivable agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the tax receivable agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase an existing owner’s tax liability without giving rise to any rights of an existing owner to receive payments under the tax receivable agreement.

Payments under the tax receivable agreement will be based on the tax reporting positions that we will determine. Bumble will not be reimbursed for any payments previously made under the tax receivable agreement if Bumble’s allocable share of existing tax basis acquired in our IPO and increased upon the purchase or exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock, the anticipated tax basis adjustments or our utilization of tax attributes are successfully challenged by the IRS, although such amounts may reduce our future obligations, if any, under the tax receivable agreement. As a result, in certain circumstances, payments could be made under the tax receivable agreement in excess of the Bumble’s cash tax benefits.

50

TRANSACTIONS WITH RELATED PERSONS

Bumble Holdings Amended and Restated Limited Partnership Agreement

As a result of our IPO and related transactions, Bumble Inc. holds Common Units in Bumble Holdings and became the general partner of Bumble Holdings. Accordingly, Bumble operates and controls all of the business and affairs of Bumble Holdings, has the obligation to absorb losses and receive benefits from Bumble Holdings, and consolidates the financial results of Bumble Holdings and, through Bumble Holdings and its operating entity subsidiaries, conducts our business.

Pursuant to the amended and restated limited partnership agreement of Bumble Holdings among Bumble, as general partner, and the Pre-IPO Common Unitholders, including our Sponsor and our Founder, as limited partners, Bumble has the right to determine when distributions will be made to holders of Common Units and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of Common Units and any participating Incentive Units (as described below) pro rata in accordance with the percentages of their respective Common Units or Incentive Units, as applicable, held. Incentive Units initially will not be entitled to receive distributions (other than tax distributions) until holders of Common Units have received a minimum return as provided in the amended and restated limited partnership agreement of Bumble Holdings. However, Incentive Units will have the benefit of adjustment provisions that will reduce the participation threshold for distributions in respect of which they do not participate until there is no participation threshold, at which time the Incentive Units would participate pro rata with distributions on Common Units.

The holders of Common Units and Incentive Units, including Bumble, will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Bumble Holdings. Net profits and net losses of Bumble Holdings will generally be allocated to its holders (including Bumble) pro rata in accordance with the percentages of their respective Common Units or Incentive Units held, except as otherwise required by law. The amended and restated limited partnership agreement of Bumble Holdings provides for cash distributions, which we refer to as “tax distributions,” to the holders of Common Units and Incentive Units if Bumble, as the general partner of Bumble Holdings, determines that a holder, by reason of holding Common Units or Incentive Units, as applicable, incurs an income tax liability. Generally, these tax distributions will be computed based on our estimate of the net taxable income of Bumble Holdings allocated to the holder of Common Units or Incentive Units that receives the greatest proportionate allocation of income multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation residing in New York, New York, whichever is higher. Tax distributions will be pro rata as among the Common Units and will be pro rata as among the Incentive Units (other than unvested Incentive Units).

Subject to certain restrictions, pursuant to the terms of the amended and restated limited partnership agreement of Bumble Holdings, the holders of vested Incentive Units will have the right to convert their vested Incentive Units into a number of Common Units of Bumble Holdings that will generally be equal to (a) the product of the number of vested Incentive Units to be converted with a given per unit participation threshold and then-current difference between the per share value of a Common Unit at the time of the conversion (based on the public trading price of a share of Class A common stock) and the per unit participation threshold of such vested Incentive Units divided by (b) the per unit value of a Common Unit at the time of the conversion (based on the public trading price of a share of Class A common stock). Common Units received upon conversion will be exchangeable on a one-for-one basis for shares of Class A common stock of Bumble in accordance with the terms of the exchange agreement as described above. An unvested Incentive Unit will not be exchangeable unless and until such Incentive Unit vests. The Incentive Units will automatically be converted into Common Units in accordance with the foregoing formula on the date that is seven years from the date of the Reclassification.

Pursuant to the amended and restated limited partnership agreement of Bumble Holdings, certain actions of Bumble Holdings or its subsidiaries require the prior approval of our Founder. Subject to the exceptions and qualifications provided in the amended and restated limited partnership agreement, these matters include: (i) any issuance or transfer of any equity securities of any subsidiary of Bumble Holdings to our Sponsor, (ii) any repurchase or redemption of equity securities of Bumble Holdings or its subsidiaries, (iii) entering into, amending or modifying, or waiving any provision of, any agreement or transaction with or involving our Sponsor or any of its affiliates, other than ordinary course commercial agreements and certain other

2022 PROXY STATEMENT	51

TRANSACTIONS WITH RELATED PERSONS

transactions, (iv) non-pro rata distributions by Bumble Holdings, (v) with respect to any tax matter, taking any action that would reasonably be expected to have a materially adverse and disproportionate effect on our Founder relative to any other limited partner, (vi) the creation of any tax receivable agreement or similar agreement in which our Founder does not participate on substantially similar terms to our Sponsor, (vii) the conversion or exchange of our Founder’s Common Units in certain transactions, and (viii) entering into any agreement or commitment to do any of the foregoing. The foregoing approval rights of our Founder will terminate at such time as our Founder no longer beneficially owns at least 50% of the Common Units beneficially owned by our Founder as of the closing of the Sponsor Acquisition (as appropriately adjusted for any stock split, stock dividend, combination, reclassification, recapitalization, merger, consolidation, exchange or the like).

The amended and restated limited partnership agreement of Bumble Holdings will also provide that substantially all expenses incurred by or attributable to Bumble (such as expenses incurred in connection with our IPO), but not including obligations incurred under the tax receivable agreement by Bumble, income tax expenses of Bumble and payments on indebtedness incurred by Bumble, will be borne by Bumble Holdings.

Support and Services Agreement

In connection with the closing of the Sponsor Acquisition, Bumble Holdings and Buzz Merger Sub Ltd. entered into a support and services agreement (the “Support and Services Agreement”) with Blackstone Buzz Holdings L.P. (“BBH”), an affiliate of our Sponsor. Under the Support and Services Agreement, we reimburse BBH and its affiliates for expenses related to support services customarily provided by our Sponsor’s portfolio operations group to our Sponsor’s portfolio companies, as well as healthcare-related services provided by our Sponsor’s Equity Healthcare group and our Sponsor’s group purchasing program. The Support and Services Agreement also requires us to, among other things, make certain information available to our Sponsor and to indemnify BBH and its affiliates against certain claims.

We did not make any payments pursuant to the Support and Services Agreement during the year ended December 31, 2021.

Sponsor Acquisition

In November 2019, Bumble Holdings entered into the Acquisition Agreement with Worldwide Vision Limited and the other parties thereto. Under the terms of the Acquisition Agreement, Worldwide Vision Limited would be merged with and into Buzz Merger Sub Ltd., a wholly owned indirect subsidiary of Bumble Holdings (the “Merger”). Concurrently with the execution of the Acquisition Agreement, Bumble Holdings entered into a Founder Agreement with our Founder (the “Founder Agreement”). Under the terms of the Founder Agreement, our Founder agreed, among other things, to contribute all of the shares held by our Founder in Bumble Holding Limited, an indirect subsidiary of Worldwide Vision Limited (“Bumble Holding Limited”), to Bumble Holdings concurrently with the closing of the Merger in exchange for a combination of cash and certain equity interests in Bumble Holdings. The Merger and the other transactions contemplated by the Acquisition Agreement and the Founder Agreement were consummated on January 29, 2020 (the “Sponsor Acquisition Closing”).

At the effective time of the Merger, (i) each issued and outstanding share of Buzz Merger Sub Ltd. was converted into a share of the surviving company of the Merger and (ii) each issued and outstanding share of Worldwide Vision Limited was converted into the right to receive an amount in cash calculated pursuant to the terms of the Acquisition Agreement. In connection with the Sponsor Acquisition Closing, Blackstone and Accel contributed $2.1 billion to Bumble Holdings, which amounts, in combination with the proceeds from the Initial Term Loan Facility, were used to fund (i) cash proceeds to the former shareholders of Worldwide Vision Limited in an aggregate amount of $2.3 billion, (ii) cash proceeds to our Founder in an amount of $125 million, (iii) a loan to an entity controlled by our Founder in an amount of $119.0 million, as described further below under “—Loan to our Founder,” (iv) certain transaction expenses and (v) the contribution of $87.0 million to the balance sheet of the surviving company of the Merger. Beehive Holdings III, LP, a Delaware limited partnership controlled by our Founder, additionally received 349,841,667 Class A units in Bumble Holdings pursuant to the terms of the Founder Agreement. We refer to such transactions as the “Sponsor Acquisition.”

52

TRANSACTIONS WITH RELATED PERSONS

The former shareholders of Worldwide Vision Limited and our Founder are entitled to certain contingent deferred consideration in connection with the Sponsor Acquisition. Under the terms of the Acquisition Agreement, if our Sponsor receives cash dividends, distributions or other payments from Bumble Holdings that in the aggregate equal 2.5 times our Sponsor’s aggregate investment in Bumble Holdings, Bumble Holdings will not be permitted to make any further dividend, distribution or other payment to its unitholders until it has paid an aggregate amount equal to $150 million pro rata to the former shareholders of Worldwide Vision Limited and our Founder.

Restrictive Covenant Agreement

In November 2019, in connection with the signing of the Acquisition Agreement and as a condition to the Sponsor Acquisition Closing, our Founder and Bumble Holdings entered into a Restrictive Covenant Agreement pursuant to which our Founder has agreed to certain restrictive covenants, including confidentiality of information, noncompetition and non-solicitation covenants, and a covenant not to acquire beneficial ownership or voting control, or provide any loan or financial assistance to, any person or entity that engages in a competitive business with our business (the “non-investment covenant”). The confidentiality covenant has an indefinite term, and the noncompetition covenant, the non-solicitation covenant and the non-investment covenant are effective until January 29, 2023.

Trademark Assignment and License

In January 2020, in connection with the closing of the Sponsor Acquisition, our Founder and Bumble Holding Limited entered into a Trademark Assignment and License pursuant to which (i) our Founder assigned ownership of the trademark MAKE THE FIRST MOVE (the “Mark”) to Bumble Holding Limited and (ii) Bumble Holding Limited licensed the Mark back to Founder on a non-exclusive, worldwide, royalty-free and fully paid up basis for Founder’s use in certain circumstances.

Loan to our Founder

In January 2020, in connection with the closing of the Sponsor Acquisition, Bumble Holdings entered into a loan and security agreement with Beehive Holdings III, LP, a Delaware limited partnership controlled by our Founder, pursuant to which Bumble Holdings loaned Beehive Holdings III, LP $119.0 million. The loan accrued interest at a rate per annum equal to the long-term federal rate established pursuant to Section 1274 of the U.S. Internal Revenue Code as in effect on November 8, 2019 (which was equal to 1.93% per annum), was secured by our Founder’s Class A units in Bumble Holdings and any net cash proceeds of such pledged units to the extent received by Beehive Holdings III, LP, and allowed for repayment at any time. The loan could be repaid either in cash or distributed to our Founder in redemption of Class A units in Bumble Holdings with a fair market value equal to the outstanding balance or for a combination of cash and Class A units in Bumble Holdings. In connection with a distribution by Bumble Holdings to pre-IPO owners in October 2020, our Founder repaid $25.6 million of the loan. In January 2021, our Founder settled the outstanding balance of the loan plus accrued interest ($95.5 million) when Bumble Holdings distributed the loan in redemption of a portion of the Class A units held by Beehive Holdings III, LP (such Class A units, the “Loan Settlement Units”). No cash was rendered in this settlement. Since the value of the Loan Settlement Units redeemed by Bumble Holdings, determined using the volume-weighted average price of the Class A common stock on Nasdaq during the regular trading session as reported by Bloomberg L.P. for the 30-day period beginning on February 16, 2021 (the “Applicable VWAP”), exceeded the implied value of the Loan Settlement Units on the settlement date, Bumble Holdings delivered to Beehive Holdings III, LP 3,252,056 Common Units which are exchangeable for Class A common stock having a value based on the Applicable VWAP equal to such excess amount (such additional Common Units, the “Loan True Up Units”). The Loan True Up Units were intended to restore the interest of Beehive Holdings III, LP that would have been obtained had the value of the Loan Settlement Units been determined using the Applicable VWAP, as though the restored units had not been redeemed.

2022 PROXY STATEMENT	53

TRANSACTIONS WITH RELATED PERSONS

Commercial Transactions with Sponsor and Co-Investor Portfolio Companies

Our Sponsor, our Co-Investor and their affiliates have ownership interests in a broad range of companies. We have entered and may in the future enter into commercial transactions in the ordinary course of our business with some of these companies, including the sale of goods and services and the purchase of goods and services. None of these transactions or arrangements has been or is expected to be material to us.

Underwriting of IPO

Blackstone Securities Partners L.P., an affiliate of Blackstone, underwrote 4.1 million of the 57.5 million shares of Class A common stock offered to the market in the IPO, with underwriting discounts and commissions of $1.935 per share paid by the Company.

Redemption of Class A Common Stock and Purchase

of Common Units in Connection with the IPO

The Company used the proceeds from the issuance of 48.5 million shares ($1,991.6 million) in the IPO to redeem shares of Class A common stock and purchase Common Units from our Sponsor, at a price per share / Common Unit equal to the IPO price, net of underwriting discounts and commissions.

Other

The Company uses Liftoff Mobile Inc., a company in which Blackstone affiliated funds hold a controlling interest since March 2021, for marketing purposes. During the year ended December 31, 2021, the Company incurred costs related to these transactions of $3.7 million, which are included within selling and marketing expense in the consolidated statements of operations in our Annual Report on Form 10-K for the year ended December 31, 2021.

54

Stockholder Proposals for the 2023 Annual Meeting

If any stockholder wishes to propose a matter for consideration at our 2023 annual meeting of stockholders (the “2023 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Secretary, Bumble, Inc., 1105 West 41st Street, Austin, TX 78756. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our proxy statement for the 2023 Annual Meeting, a proposal must be received by our Secretary on or before December 23, 2023. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Bylaws permit stockholders to nominate candidates for director and present other business for consideration at our annual meeting of stockholders. To make a director nomination or present other business for consideration at the 2023 Annual Meeting, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2023 Annual Meeting, such a proposal must be received on or after February 7, 2023, but not later than March 9, 2023. In the event that the date of the 2023 Annual Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year’s Annual Meeting of Stockholders, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2023 Annual Meeting is first made. The Bylaws have additional requirements that must also be followed in connection with submitting nominations or other business at an annual meeting.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2023.

2022 PROXY STATEMENT	55

Cautionary Statement Regarding

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance, our industry and the impact of the Coronavirus Disease 2019 (“COVID-19”) on our business. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our other Securities and Exchange Commission (“SEC”) filings, which are available on our investor relations website at https://ir.bumble.com and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Other Business

The Board does not know of any other matters to be brought before the Annual Meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,
LAURA FRANCO
Chief Legal and Compliance Officer and Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our Investor Relations website at https://ir.bumble.com and click on “Financials & SEC Filings.” Copies of our Annual Report on Form 10-K for the year ended December 31, 2021, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request to Investor Relations at ir@team.bumble.com.

56

BUMBLE INC.
CORPORATE INFORMATION
BOARD OF DIRECTORS
Ann Mather
Chair of the Board of Directors
Whitney Wolfe Herd
Founder, Chief Executive Officer and Director
Christine L. Anderson Director
R. Lynn Atchison Director
Sachin J. Bavishi Director
Matthew S. Bromberg Director
Amy M. Griffin Director
Jonathan C. Korngold Director
Jennifer B. Morgan Director
Elisa A. Steele Director
Pamela A. Thomas-Graham Director
EXECUTIVE OFFICERS
Whitney Wolfe Herd
Founder, Chief Executive Officer and Director
Tariq M. Shaukat President
Anuradha B. Subramanian Chief Financial Officer
Laura Franco
Chief Legal and Compliance Officer
STOCK EXCHANGE
Bumble Inc. stock is listed for trading on NASDAQ under the ticker symbol “BMBL”.
TRANSFER AGENT
Registered stockholder records are maintained by our transfer agent: Computershare 462 South 4th Street Suite 1600 Louisville, KY 40202 US Toll-Free: 1-800-736-3001 International: 1-781-575-3100 Web: computershare.com/investor Email: web.queries@computershare.com
ANNUAL STOCKHOLDERS MEETING MATERIALS
A copy of the Company’s annual report filed with the Securities and Exchange Commission (Form 10-K) and Notice & Proxy Statement will be furnished without charge to any shareholder upon request.
By Internet: www.proxyvote.com
By Phone: 1-800-579-1639
INVESTOR RELATIONS
Bumble Inc.
1105 West 41st Street Austin, TX 78756 ir@team.bumble.com ir.bumble.com

MAKE THE
FIRST MOVETM

BUMBLE INC.
1105 WEST 41ST STREET
AUSTIN, TX 78756
SCAN TO
VIEW MATERIALS & VOTE
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/BMBL2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern
Time on June 6, 2022.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D71909-P66671
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND R
ETURN THIS PORTION ONLY
BUMBLE INC.
The Board of Directors recommends you vote FOR the following:
For
All
Withhold
All
For All
Except
☐ ☐ ☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. The election of four Class I directors of Bumble Inc., each to serve a three-year term expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor is elected and qualified.
Nominees:
01) Ann Mather
02) Jonathan C. Korngold
03) Jennifer B. Morgan
04) Pamela A. Thomas-Graham
The Board of Directors recommends you vote FOR the following proposal:
For
Against
Abstain
☐ ☐ ☐
2. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022.
Note: To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
The shares represented by this proxy when properly executed will be voted in the manner directed herein by the signer(s) . If no such direction is made, this proxy will be voted FOR the election of the director nominees listed on Proposal 1 and FOR Proposal 2. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX]
Date
Signature (Joint Owners)
Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
D71910-P66671
Bumble Inc.
Annual Meeting of Stockholders
June 7, 2022 at 12:00 p.m. ET
This proxy is being solicited on behalf of the Board of Directors of Bumble Inc.
The signer(s) hereby constitute(s) and appoint(s) Whitney Wolfe Herd, Tariq M. Shaukat, Anuradha B. Subramanian and Laura Franco, and each of them, the signer(s) true and lawful agents and proxies, with full power of substitution in each, to represent the signer(s) at the Annual Meeting of Stockholders of Bumble Inc. to be held on June 7, 2022 at 12:00 p.m. (Eastern Time) virtually at www.virtualshareholdermeeting.com/BMBL2022 and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of stock of Bumble Inc. held of record by the signer(s) at the close of business on April 11, 2022 as the signer(s) would be entitled to vote if personally present, and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof. The signer(s) hereby acknowledge(s) receipt of the Notice of Internet Availability of Proxy Materials and/ or Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof.
This proxy when properly executed will be voted in the manner directed on the reverse side. If this proxy is signed but no direction given, this proxy will be voted FOR the election of each of the director nominees listed on the reverse side and FOR Proposal 2. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.
IF NO BOXES ARE-MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.
(Continued and to be signed on reverse side)